                                                                EXHIBIT 10.20


                    STANDARD INDUSTRIAL LEASE - FULL NET



                                   between

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                 as Landlord



                                     and

                           PHOENIX TECHNOLOGIES LTD.

                                  as Tenant

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----

1.       Lease of Premises . . . . . . . . . . . . . . . . . . 1

2.       Term. . . . . . . . . . . . . . . . . . . . . . . . . 2

3.       Definitions . . . . . . . . . . . . . . . . . . . . . 2

4.       Tenant Improvements/Early Entry . . . . . . . . . . . 4
         A.      Construction of Tenant Improvements . . . . . 4
         B.      Early Entry . . . . . . . . . . . . . . . . . 5

5.       Rent. . . . . . . . . . . . . . . . . . . . . . . . . 5
         A.      Basic Rent. . . . . . . . . . . . . . . . . . 5
         B.      Additional Rent . . . . . . . . . . . . . . . 6
         C.      Late Charge . . . . . . . . . . . . . . . . . 6
         D.      Prepaid Rent. . . . . . . . . . . . . . . . . 6
         E.      Payment of Rent . . . . . . . . . . . . . . . 6
         F.      Security Deposit. . . . . . . . . . . . . . . 6

6.       [Intentionally omitted] . . . . . . . . . . . . . . . 7

7.       Use . . . . . . . . . . . . . . . . . . . . . . . . . 7
         A.      Permitted Use . . . . . . . . . . . . . . . . 7
         B.      Prohibited Uses . . . . . . . . . . . . . . . 7
         C.      Insurance Requirements. . . . . . . . . . . . 8
         D.      Common Areas. . . . . . . . . . . . . . . . . 8
         E.      Rules and Regulations . . . . . . . . . . . . 8
         F.      Parking . . . . . . . . . . . . . . . . . . . 8

8.       Quiet Enjoyment . . . . . . . . . . . . . . . . . . . 9

9.       Taxes . . . . . . . . . . . . . . . . . . . . . . . .10
         A.      Real Property Taxes Defined . . . . . . . . .10
         B.      Tenant's Obligation to Reimburse. . . . . . .11
         C.      Taxes on Tenant's Property. . . . . . . . . .11

10.      Utilities . . . . . . . . . . . . . . . . . . . . . .11

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                             PAGE
                                                             ----

11.      Insurance . . . . . . . . . . . . . . . . . . . . . .11
         A.      Tenant's Insurance. . . . . . . . . . . . . .11
         B.      Landlord's Insurance. . . . . . . . . . . . .13
         C.      Tenant's Obligation to Reimburse. . . . . . .13
         D.      Release and Waiver of Subrogation . . . . . .14

12.      Landlord's Right to Perform Tenant's Covenants. . . .14

13.      Maintenance and Repair. . . . . . . . . . . . . . . .15
         A.      Condition on Delivery . . . . . . . . . . . .15
         B.      Tenant's Obligations. . . . . . . . . . . . .15
         C.      Landlord's Obligation to Maintain . . . . . .17
         D.      Tenant's Early Occupancy Date or the
                  Obligation to Reimburse. . . . . . . . . . .18
         E.      Common Operating Expenses Defined . . . . . .19
         F.      Audit . . . . . . . . . . . . . . . . . . . .20
         G.      Control of Common Areas . . . . . . . . . . .21

14.      Surrender of Premises . . . . . . . . . . . . . . . .21

15.      Compliance With Laws. . . . . . . . . . . . . . . . .22
         A.      Landlord's Obligations. . . . . . . . . . . .22
         B.      Tenant's Obligations. . . . . . . . . . . . .23

16.      Hazardous Materials . . . . . . . . . . . . . . . . .23
         A.      Tenant's Obligations. . . . . . . . . . . . .23
         B.      Tenant's Indemnity. . . . . . . . . . . . . .24
         C.      Notices . . . . . . . . . . . . . . . . . . .24
         D.      Testing . . . . . . . . . . . . . . . . . . .24
         E.      Survival. . . . . . . . . . . . . . . . . . .24

17.      Alterations . . . . . . . . . . . . . . . . . . . . .25
         A.      Consent Required. . . . . . . . . . . . . . .25
         B.      Conditions. . . . . . . . . . . . . . . . . .26
         C.      Property of Tenant. . . . . . . . . . . . . .26

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                             PAGE
                                                             ----

18.      Damage or Destruction . . . . . . . . . . . . . . . .26
         A.      Landlord's Duty to Restore. . . . . . . . . .26
         B.      Landlord's Right to Terminate . . . . . . . .27
         C.      Tenant's Right to Terminate . . . . . . . . .28
         D.      Payment of Deductibles. . . . . . . . . . . .29
         E.      Abatement of Rent . . . . . . . . . . . . . .29
         F.      Waiver. . . . . . . . . . . . . . . . . . . .29

19.      Condemnation. . . . . . . . . . . . . . . . . . . . .30
         A.      Tenant's Right of Termination . . . . . . . .30
         B.      Condemnation Award. . . . . . . . . . . . . .30
         C.      Restoration . . . . . . . . . . . . . . . . .30

20.      Mechanic's Liens. . . . . . . . . . . . . . . . . . .30

21.      Financial Statements. . . . . . . . . . . . . . . . .31

22.      Landlord's Entry. . . . . . . . . . . . . . . . . . .31

23.      Assignment and Subletting . . . . . . . . . . . . . .31

24.      Subordination . . . . . . . . . . . . . . . . . . . .34

25.      Attornment. . . . . . . . . . . . . . . . . . . . . .34

26.      Indemnification . . . . . . . . . . . . . . . . . . .35

27.      Attorneys' Fees . . . . . . . . . . . . . . . . . . .35

28.      No Representations. . . . . . . . . . . . . . . . . .35

29.      Default . . . . . . . . . . . . . . . . . . . . . . .35
         A.      Events of Default . . . . . . . . . . . . . .35
         B.      Landlord's Remedies . . . . . . . . . . . . .36
         C.      Cumulative Remedies . . . . . . . . . . . . .37
         D.      No Waivers. . . . . . . . . . . . . . . . . .37
         E.      Application of Tenant Deposits. . . . . . . .37

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                             PAGE
                                                             ----
         F.      Landlord's Default. . . . . . . . . . . . . .37

30.      Holding Over. . . . . . . . . . . . . . . . . . . . .38

31.      Notices . . . . . . . . . . . . . . . . . . . . . . .38

32.      Limitation of Landlord's Liability. . . . . . . . . .38
         A.      Upon Sale or Transfer . . . . . . . . . . . .38
         B.      Limitation of Recourse. . . . . . . . . . . .39

33.      Estoppel Certificates . . . . . . . . . . . . . . . .39

34.      Brokerage . . . . . . . . . . . . . . . . . . . . . .39

35.      Signage . . . . . . . . . . . . . . . . . . . . . . .40

36.      Option to Extend. . . . . . . . . . . . . . . . . . .40

37.      [Intentionally Omitted.]  . . . . . . . . . . . . . .41

38.      Miscellaneous . . . . . . . . . . . . . . . . . . . .41

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                             PAGE
                                                             ----

SCHEDULE OF EXHIBITS

Exhibit A        -        Map of Parcel E

Exhibit A-1      -        Legal Description of Project

Exhibit A-2               Diagram of Reduced Premises Area

Exhibit B        -        Site Plan

Exhibit C        -        Improvement Agreement

Exhibit D        -        Form of Acceptance Agreement

Exhibit E        -        Hazardous Materials Questionnaire

Exhibit F                 Parcel E Environmental Reports

                    STANDARD INDUSTRIAL LEASE - FULL NET




         THIS LEASE, dated as of May 15, 1996, for reference purposes only, is made by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and PHOENIX TECHNOLOGIES LTD., a Delaware corporation ("Tenant"), upon the following terms and conditions.

         1. LEASE OF PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Lease Term and upon the terms and conditions hereinafter set forth, that certain building structure commonly known as 411 East Plumeria Drive, Building "E" of the Montague Industrial Park, San Jose, California, as shown on EXHIBIT "A" attached hereto, containing approximately 86,602 square feet of Gross Leasable Area (interchangeably referred to herein as the "Premises" or "Building"), together with (i) the exclusive right to use no more than the number of Tenant's Allocated Parking Stalls (subject to the terms and conditions set forth in subparagraph 7(F), below), and (ii) the non-exclusive right to use the Common Areas for vehicular and pedestrian ingress to and egress from the Premises. Notwithstanding the foregoing to the contrary, during that period of time commencing on the Commencement Date and continuing thereafter until the first anniversary thereof (which period of time shall be referred to herein as the "First Lease Year"), Tenant shall have the right to occupy only that approximately fifty-five thousand (55,000) square feet of the Premises as shown on EXHIBIT "A-2" attached hereto (which area shall be referred to herein as the "Reduced Premises Area") together with the use of the parking areas and Common Areas described in clauses (i) and (ii) above of this Paragraph 1. During the First Lease Year, Landlord shall have the right to lease all or any portion of the Reduced Premises Area so long as the term of any such lease expires on or before the expiration of the First Lease Year. If Landlord does not elect to lease the Reduced Premises Area, Tenant shall be responsible for all of the obligations and liabilities under this as they relate to the entire Premises including, without limitation, the following:
(i) the obligation to pay Common Operating Expenses, insurance and Real Property Taxes as they relate to the entire Premises, (ii) the obligation to keep in good order condition and repair the entire Premises, (iii) the obligation to maintain insurance covering the entire Premises, and (iv) indemnifications obligations with respect to the entire Premises. If Landlord elects to lease all or a portion of the Reduced Premises Area, then, with respect to those obligations and liabilities that vary with the size of the Premises including, without limitation, the obligations and liabilities set forth in clauses (i) through (iv) above, Tenant shall only be responsible for such obligations and liabilities to the extent that they are fairly allocable to the Premises and to this end, Landlord and Tenant shall execute an amendment to this Lease to implement the intent of the parties. During the First Lease Year, Landlord shall have the right, without Tenant's consent, to enter and use the Reduced Premises Area at any time and for any purpose. Tenant's lease of the Premises and use of the Common Areas shall be subject to any and all existing encumbrances, easements, conditions, covenants, and restrictions ("CC&R's"), and rights-of-way now recorded as an interest affecting the Project, and such other matters as may be disclosed by inspection or survey.

         2. TERM. The term of this Lease shall commence on the Commencement Date (as hereinafter defined) and terminate on the last day of the eighty-fourth (84th) full calendar month following the Commencement Date (the "Expiration Date"), unless sooner terminated pursuant to the provisions hereof.

         3. DEFINITIONS. As used herein, the following terms shall have the following meanings:

                 A. The term "Agent" shall mean, with respect to either Landlord or Tenant, its respective agents, employees, contractors (and their subcontractors) and invitees (and the employees of such contractors, subcontractors and invitees). In the case of Tenant, the term "Agent" shall also mean and include its subtenants and the Agents of such subtenants. In the case of Landlord, the term "Agent" shall not mean nor include the tenants (and their subtenants) of other buildings within the Project or other properties in the vicinity of the Project owned by Landlord.

                 B. The term "Alterations" shall mean all improvements, additions, alterations and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

                 C. The term "Building Areas" shall mean those areas of the Project on which buildings are constructed from time to time, intended for the exclusive use of the occupants thereof (excluding any outside areas such as the parking lot and driveways), which areas as now configured are so labeled and shown on the attached Site Plan. It is expressly understood that Landlord shall have the right at any time, and from time to time, to change or reconfigure the Building Areas (except for the Premises), and to add additional buildings to or delete buildings from the Project.

                 D. The term "Commencement Date" shall mean the later of (i) November 1, 1996 and (ii) that date by which all of the following have occurred: (a) Landlord has substantially completed the Tenant Improvements in accordance with subparagraph 2.C of the Improvement Agreement; and (b) Landlord has delivered possession of the Premises to Tenant. The Commencement Date shall be advanced one (1) day for each day of delay in construction or completion of the Tenant Improvements caused by "Tenant Delay", as provided in paragraph 7 of the Improvement Agreement. Landlord shall use reasonable efforts to notify Tenant of Landlord's estimation of the earliest date on which the Commencement Date will occur at least fifteen (15) days prior to such estimated date. Landlord's estimation shall be based upon information available to Landlord at the time in question.

                 E. The term "Common Areas" shall mean all areas of the Project other than Building Areas, including parking areas, access road and driveways, landscaped areas, loading areas, pedestrian sidewalks and plazas, which Common Areas are shown on the attached Site Plan. It is understood that Landlord shall have the right at any time, and from time to time, to add property to or remove property from the Common Areas, or to reconfigure same, provided that (i) there is at all times parking available within the Project satisfying the requirements of applicable Law, (ii) any such changes do not materially interfere with access to the Premises and (iii) any such changes do not reduce the number of parking spaces granted to Tenant under subparagraph 7(F) of this Lease.

                 F. The term "Default Interest Rate" shall mean an annual rate equal to four percent (4%) over the annual prime rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time or the maximum interest rate permitted by any applicable usury law, whichever is less.

                 G. The term "Effective Date" shall mean the date this Lease is executed by the last signatory hereto whose execution of this Lease is required to make it legally binding on both Landlord and Tenant.

                 H. The term "Gross Leasable Area" shall mean the area within the Building, and each building located on the Project, measured from the exterior faces of exterior walls, including the inset area at each entryway and the inset area for glazing, but excluding truck dock areas, roof overhangs, atriums, courtyards and outside decks.

                 I. The term "Hazardous Materials" shall mean any substances, materials, and wastes that are or become regulated as hazardous or toxic substances under any applicable local, state or federal law, regulation or order.

                 J. The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other governmental agency or authority having jurisdiction over the parties to this Lease or the Premises.

                 K. The term "Lease Term" shall mean the term of this Lease as described in paragraph 2 hereof and, upon exercise of an option to extend, as provided in paragraph 36 hereof, shall include the Option Term resulting from such exercise.

                 L. The term "Lender" shall mean the holder of any mortgage or deed of trust encumbering, or ground leasehold interest in, the Premises.

                 M. The term "Parcel E" shall mean that certain real property upon which the Premises is located and shown as Parcel "E" on EXHIBIT "A" attached hereto.

                 N. The term "Premises Gross Leasable Area" shall mean the Gross Leasable Area of the Building. For purposes of this Lease, the Gross Leasable Area of the Building as now configured shall be deemed to be 86,602 square feet. Even if the Gross Leasable Area of the Building is actually determined to be otherwise, Landlord and Tenant agree that Basic Rent, Additional Rent and Tenant's Prorata Share shall be as provided in this Lease and shall not be adjusted.

                 O. The term "Project" shall mean all of the property shown on the attached Site Plan, and all buildings and other improvements located thereon from time to time, commonly known as Montague Industrial Park, and more particularly described in attached EXHIBIT "A-1".

                 P. The term "Project Gross Leasable Area" shall mean the total aggregate Gross Leasable Area of all buildings constructed from time to time within the Project. It is acknowledged and agreed that the current Gross Leasable Area of all buildings now constructed within the Project is approximately 417,532 square feet. If Landlord at any time hereafter changes the composition of the Project by removing or adding buildings thereto, the "Project Gross Leasable Area" shall be appropriately adjusted. Landlord represents and warrants that the method of measurement of the Project Gross Leasable Area is the same as the method of measurement of the Premises Gross Leasable Area.

                 Q. The term "Site Plan" shall mean that certain Site Plan attached hereto as EXHIBIT "B", showing the Premises and depicting the existing location and configuration of all Building Areas and the Common Areas of the Project.

                 R. The term "Tenant Improvements" shall mean those improvements to be constructed by Landlord as provided in the Improvement Agreement, EXHIBIT "C" hereto.

                 S. The term "Tenant's Allocated Parking Stalls" shall mean Three Hundred Twenty-Nine (329) parking stalls contained within Parcel E for the use of Tenant, its employees and invitees, as provided in subparagraph 7(F), below.

                 T. The term "Tenant's Prorata Share" shall mean twenty and seventy-four one-hundredths percent (20.74%).

                 U. The term "Trade Fixtures" shall mean anything installed in or affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Premises (E.G., demountable partitions, business and production equipment and systems, furniture and furnishings) unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

         4.      TENANT IMPROVEMENTS/EARLY ENTRY.

                 A. CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord shall construct or cause to be constructed the Tenant Improvements pursuant to the Improvement Agreement attached hereto as EXHIBIT "C", and shall cause such work to be completed as soon after the Effective Date as reasonably practicable.

                 B. EARLY ENTRY. If, before November 1, 1996, the Tenant Improvements are substantially completed and Tenant has obtained all governmental approvals and permits required for the legal occupancy of the Premises for Tenant's intended use, then Tenant shall have the right to occupy the Premises at such time that the foregoing events have occurred (the "Early Occupancy Date"). If Tenant elects to take early occupancy of the Premises, then during the period commencing on the Early Occupancy Date and continuing until the Commencement Date, any entry by Tenant onto the Premises shall be subject to all of the terms and conditions of this Lease other than payment of Basic Rent.

         5. RENT. Tenant shall pay rent during the Lease Term in accordance with the terms of this paragraph 5, as follows:

                 A. BASIC RENT. During the Lease Term, Tenant shall pay a fixed monthly net rental (the "Basic Rent") in accordance with the following:

                          (1)     Basic Rent for the period commencing on the
Commencement Date and continuing until the first (1st) day of the thirteenth
(13th) month of the Lease Term shall be Fifty-Seven Thousand Seven Hundred Fifty Dollars ($57,750.00).

                          (2)     Basic Rent for the period commencing on the
first day of the thirteenth (13th) full calendar month of the Lease Term and continuing until the first (1st) day of the twenty-fifth (25th) full calendar month of the Lease Term shall be Ninety-Nine Thousand Five Hundred Ninety-Two Dollars ($99,592.00).

                          (3)     Basic Rent for the period commencing on the
first (1st) day of the twenty-fifth (25th) full calendar month of the Lease Term and continuing until the first (1st) day of the thirty-seventh (37th) full calendar month of the Lease Term shall be One Hundred Three Thousand Nine Hundred Twenty-Two Dollars ($103,922.00).

                          (4)     Basic Rent for the period commencing on the
first (1st) day of the thirty-seventh (37th) full calendar month of the Lease Term and continuing until the first (1st) day of the forty-ninth (49th) full calendar month of the Lease Term shall be One Hundred Eight Thousand Two Hundred Fifty-Two Dollars ($108,252.00).

                          (5)     Basic Rent for the period commencing on the
first (1st) day of the forty-ninth (49th) full calendar month of the Lease Term and continuing until the first (1st) day of the sixty-first(61st) full calendar month of the Lease Term shall be One Hundred Twelve Thousand Five Hundred Eighty-Two Dollars ($112,582.00).

                          (6)     Basic Rent for the period commencing on the
first (1st) day of the sixty-first (61st) full calendar month of the Lease Term and continuing until the first (1st) day of the seventy-third (73rd) full calendar month of the Lease Term shall be One Hundred Sixteen Thousand Nine Hundred Twelve Dollars ($116,912.00).

                          (7)     Basic Rent for the period commencing on the
first (1st) day of the seventy-third (73rd) full calendar month of the Lease Term and continuing until the Expiration Date shall be One Hundred Twenty-One Thousand Two Hundred Forty-Two Dollars ($121,242.00).

                 B. ADDITIONAL RENT. Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall be obligated to pay Real Property Taxes (as provided in paragraph 9 hereof), insurance premiums (as provided in paragraph 11 hereof), and all other sums required to be paid by Tenant under this Lease. All Real Property Taxes, insurance premiums, late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, shall be deemed to be additional rent ("Additional Rent"), and shall be paid in addition to the Basic Rent. In the event of Tenant's nonpayment of Additional Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of Basic Rent.

                 C. LATE CHARGE. If any installment of rent or any other sum due from Tenant shall not be received by Landlord when due, and if such amount remains unpaid at the end of ten (10) business days after such sum is due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based upon the circumstances existing as of the date of this Lease.

                 D. PREPAID RENT. On or before the Effective Date, Tenant shall pay to Landlord Fifty-Seven Thousand Seven Hundred Fifty Dollars ($57,750) as prepayment of Basic Rent for credit against the first install-ment of Basic Rent due pursuant to this Lease.

                 E. PAYMENT OF RENT. All rent required to be paid in monthly installments pursuant to this Lease shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as otherwise specifically provided in this Lease), and without any prior demand therefor. Rent shall be paid to Landlord at such place or address as Landlord may designate in writing from time to time. Tenant's obligation to pay Basic Rent and Additional Rent shall be prorated at the commencement and expiration of the Lease Term.

                 F. SECURITY DEPOSIT. On or before the Effective Date, Tenant shall deposit with Landlord in cash Ninety-Nine Thousand Five Hundred Ninety-Two Dollars ($99,592) which amount shall be held by Landlord as security for the performance by Tenant of its obligations under this Lease and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply or draw upon such Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damages to the Premises caused by Tenant; (iii) to clean the Premises upon termination of the Lease; and (iv) to remedy any other default of Tenant under this Lease to the extent permitted by Law, and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used or drawn upon, Tenant agrees to pay to Landlord promptly upon demand an amount in cash in an amount sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in its business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may transfer any Security Deposit to any transferee of Landlord's interest in conformity with provisions of California Civil Code Section 1950.7 and any successor statute, in which event Landlord will be released from all liability for the return of any such cash Security Deposit.

         6.      [Intentionally omitted]

         7.      USE.

                 A. PERMITTED USE. The Premises may be used and occupied only for general administrative offices, testing, research and development, manufacturing and storage of computer technology, related marketing and sales activity, and any other related use conforming to Law and all existing recorded covenants, conditions, and restrictions affecting the Premises which related use has been approved by Landlord.

                 B. PROHIBITED USES. Tenant shall not do or permit anything to be done in or about the Premises or Common Areas which will interfere with the rights of other occupants of the Project, cause damage to the structure, roof or other parts of the Premises. Tenant shall not operate any equipment within the Premises which will (i) injure, vibrate or shake the Premises, (ii) overload existing electrical systems or other mechanical equipment servicing the Premises, or (iii) impair the efficient operation of the fire sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment servicing the Premises, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Premises or set any load on the floor in excess of approved structural limits as defined by Landlord's architect. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed of in a manner that does not create a fire or health hazard, damage the Premises, or interfere with the businesses of other occupants of the Project. All noise or odors generated by Tenant shall be contained or muffled so that they do not interfere with the businesses of other occupants of the Project. Tenant shall not commit nor permit to be committed any waste in or about the Premises, and Tenant shall not create or permit at the Premises any objectionable noises, odors, dust or nuisances which may disturb the quiet enjoyment of other occupants of the Project.

                 C. INSURANCE REQUIREMENTS. Tenant shall not use or permit Tenant's Agents to use the Premises or Common Areas in any manner which will cause a cancellation of any insurance policy covering the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by Lessor's standard form of fire and property damage insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which directly relate to use of the Premises and which are necessary to maintain, at reasonable rates, the insurance coverage carried by Landlord pursuant to this Lease.

                 D. COMMON AREAS. No materials, supplies, storage tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises, except in enclosed areas specifically designed for exterior storage designated or otherwise approved by Landlord for such use. All entrances to such outside trash enclosures, if any, shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures.

                 E. RULES AND REGULATIONS. Landlord may from time to time promulgate reasonable rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees, provided (i) the Common Operating Expenses and other costs payable by Tenant hereunder are not thereby materially increased, (ii) such rules and regulations do not materially increase the obligations or decrease the rights of Tenant under this Lease, and (iii) such rules and regulations are nondiscriminatory among the occupants of the Project. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation of such rules and regulations by any other occupants of the Project, but Landlord shall use commercially reasonable efforts to enforce compliance with such rules and regulations by all occupants of the Project.

                 F. PARKING. Tenant is hereby allocated, and shall with its Agents have the exclusive right to use, without charge in addition to the Basic Rent, no more than the number of Tenant's Allocated Parking Stalls within that portion of the Common Areas of the Project hereinafter designated, subject to the following terms and conditions:

                          (1)     Tenant and its Agents shall be permitted to
park only within those parking spaces located on Parcel E shown cross-hatched on EXHIBIT "A" attached hereto.

                          (2)     Landlord shall have no obligation to police
or otherwise enforce Tenant's exclusive parking rights hereunder against any other occupants or users of the Project, but shall, upon written request by Tenant, notify other occupants of the Project of Tenant's exclusive parking rights and request that such other occupants, their employees and invitees, park in those portions of the Common Areas not designated for Tenant's exclusive use.

                          (3)     Tenant shall not at any time use or permit
its employees or invitees to use more parking spaces within the Common Areas than the number of Tenant's Allocated Parking Stalls or to park or permit the parking of its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as Tenant's parking area.

                          (4)     Tenant shall furnish Landlord, within ten
(10) business days after written request from Landlord, with a list of its employees' vehicle license numbers and Tenant shall thereafter notify Landlord of any change in such list within five (5) days after each such change occurs. Tenant shall have the right, at Tenant's option, to provide its employees with stickers or other identification markers or tags to be placed in or on the employees' automobiles or other vehicles, evidencing the right of such employees to use the parking areas. Such stickers shall be subject to prior review and approval by Landlord. Tenant shall furnish to Landlord a list of identifying numbers for the stickers distributed from time to time by Tenant to its employees. If Tenant elects to use such stickers as provided herein, Tenant shall not be obligated to furnish Landlord with a list of vehicle license numbers for its employees, for as long as Tenant maintains in effect such sticker system of identification. Landlord reserves the right to have any vehicles owned by Tenant or its Agents utilizing parking spaces in excess of Tenant's Allocated Parking Stalls, to be towed away at Tenant's cost.

                          (5)     All trucks and delivery vehicles shall be
(i) parked only within those specific areas designated as loading zones, and
(ii) loaded and unloaded in a manner which does not unreasonably interfere with the businesses of other occupants of the Project. Landlord has advised Tenant that the parking areas, driveways and sidewalks within the Common Area have been improved with two different strengths of paving, one of which is designated for heavy truck traffic, the location of which pavement is shown as the "Truck Circulation Area" on EXHIBIT "B" attached hereto. Tenant shall cause all trucks brought onto the Project by Tenant, its agents, employees, contractors and invitees to be operated and parked only within such Truck Circulation Area to minimize damage to the other paved areas of the Common Area.

                          (6)     In the event Landlord is required by any
Law to limit or control parking on the Property, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

         8. QUIET ENJOYMENT. Provided Tenant performs its obligations hereunder, Tenant may lawfully and quietly occupy the Premises during the Lease Term without hindrance or molestation by Landlord, subject, however, to the matters herein set forth, and neither Landlord, nor any party claiming under or through Landlord, shall disturb Tenant's use or occupancy of the Premises.

         9.      TAXES.

                 A.       REAL PROPERTY TAXES DEFINED.

                          (1)     INCLUDED IN DEFINITION.  The term "Real
Property Taxes" as used herein shall mean (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments or resulting from a change in ownership or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of Parcel E (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on Parcel E, the gross receipts, income or rentals from Parcel E, or the use of parking areas, public utilities, or energy within Parcel E;
(ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of Parcel E (but not including any tax on Hazardous Materials which is expressly excluded from the definition of Real Property Taxes under the provisions of subparagraph 9(A)(2)(vii), below); and (iii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the Lease Term the method of taxation or assessment of Parcel E prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of Parcel E,
(ii) on or measured by the gross receipts, income or rentals from Parcel E,
(iii) on Landlord's business of leasing Parcel E, or (iv) computed in any manner with respect to the operation of Parcel E, then any such tax or charge, however, designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to Parcel E, then only that part of such Real Property Tax that is fairly allocable to Parcel E shall be included within the meaning of the term "Real Property Taxes".

                          (2)     EXCLUDED FROM DEFINITION.  Notwithstanding
the foregoing, the following shall not constitute Real Property Taxes for the purpose of this Lease, and nothing herein shall be deemed to require Tenant to pay any of the following: (i) any state, local, federal, personal or corporate income tax measured by the net income of Landlord from all sources;
(ii) any estate or inheritance taxes; (iii) any franchise, succession or city or county transfer taxes; (iv) interest on taxes or penalties resulting from Landlord's failure to pay taxes (unless due to Tenant's failure to pay to Landlord Real Property Taxes as provided herein); and (v) any tax imposed on the Premises due to the presence, use or release of Hazardous Materials thereon unless based on Tenant's storage, disposal or use of Hazardous Materials on the Premises.

                 B. TENANT'S OBLIGATION TO REIMBURSE. As Additional Rent, Tenant shall pay to Landlord all Real Property Taxes which become due after the Commencement Date and continuing throughout the remainder of the Lease Term to the extent that such Real Property Taxes are fairly allocable to the Lease Term. Tenant shall pay Real Property Taxes (i) within thirty
(30) days after Tenant's receipt of Landlord's written billing therefor (which billing shall include a copy of Landlord's applicable tax bills or other evidence reasonably available to Landlord substantiating the amount billed to Tenant), or (ii) no later than twenty (20) days before such Real Property Tax becomes delinquent, whichever last occurs. Tenant may not withhold payment of such bill pending receipt and/or review of such evidence.
 If any Lender requires Landlord to impound Real Property Taxes on a periodic basis during the Lease Term, then Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this paragraph to Landlord on the same periodic basis as required by Tenant's Lender, if any, but no more frequently than once a month. If any assessments are levied against Parcel E, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond with the maximum payment period allowed thereunder.

                 C. TAXES ON TENANT'S PROPERTY. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. Tenant shall furnish Landlord with satisfactory evidence of these payments within thirty (30) days after receipt of written request therefor from Landlord, but no more than once each year.

         10. UTILITIES. Tenant shall pay all utility deposits and fees, and all monthly service charges for heat, water, gas, electricity, sewer service, elevator (if there be any) and cleaning service, telephone service, and any other utilities whatsoever furnished to the Premises during the period commencing on the earlier to occur of the Commencement Date or the date Tenant occupies any portion of the Premises pursuant to subparagraph 4(B) and continuing throughout the remainder of the Lease Term.

         11.     INSURANCE.

                 A. TENANT'S INSURANCE. Tenant shall maintain insurance complying with all of the following:

                          (1)     Tenant shall procure, pay for and keep in
full force and effect the following:

                                  a.       Commercial general liability
insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than Two Million Dollars ($2,000,000), which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in paragraph 26 hereof;

                                  b.       Fire and property damage insurance
in so-called "all risk" form insuring Tenant's Trade Fixtures and Tenant's Alterations for the full replacement cost thereof;

                                  c.       Such other insurance that is
reasonably required by Landlord or Landlord's Lender and customarily required by landlords of similar properties in Santa Clara County, or lenders who do business in Santa Clara County, and available at commercially reasonable rates.

                          (2)     Where applicable and required by Landlord,
each policy of insurance required to be carried by Tenant pursuant to this paragraph 11: (i) shall name as additional insureds Landlord and, if requested by Landlord, Landlord's Lender, property manager and/or directors;
(ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth on the declaration page of each such policy without the right of contribution from any other insurance coverage of Landlord;
(iii) shall be carried with companies licensed to do business in California and which have a general policy holders rating of at least "A" and a financial rating of at least "VIII" as set forth in the most current issue of Best's Insurance Guide; (iv) shall contain a provision whereby the insurer will endeavor to provide Landlord with thirty (30) days' prior written notice of any proposed cancellation, lapse or change of any policy; (v) shall not have a "deductible" in excess of Twenty-Five Thousand Dollars ($25,000) without Landlord's consent; (vi) shall contain a "cross liability" endorsement; and (vii) shall contain a "severability of interest" clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this subparagraph 11.A.

                          (3)     Evidence of insurance certifying that the
insurance to be carried by Tenant pursuant to this subparagraph 11.A is in effect, shall be delivered to Landlord prior to the time Tenant or any of its Agents takes possession of, or commences any construction activities at, the Premises and upon renewal of such policies, but not less than ten (10) days prior to the expiration of the term of such coverage. If any Lender or Landlord's insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this subparagraph 11.A is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance as is reasonable and customarily required of tenants occupying similar properties in Santa Clara County owned by life insurance companies and other institutional investors.

                 B. LANDLORD'S INSURANCE. Landlord shall have the following obligations and options regarding insurance:

                          (1)     Landlord shall maintain a policy or
policies of fire and property damage insurance in so-called "all risk" form (on an "occurrence" basis) insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not more than twelve (12) months and from physical damage to the Premises and, if Landlord so elects, to the improvements within the Common Areas, with coverage of not less than the full replacement cost thereof (which insurance is hereinafter referred to as "Landlord's Property Insurance"). Landlord may so insure the Premises separately, or may insure the Premises with other property owned by Landlord which Landlord elects to insure together under the same policy or policies, provided that the amount of insurance and the type of coverage required to be provided hereunder is not thereby diminished, changed or adversely affected. Landlord's Property Insurance may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Alterations of Tenant.

                          (2)     Landlord shall maintain a policy or
policies of commercial general liability insurance (on an "occurrence" basis) insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises, with combined single limit coverage in the amount of Two Million Dollars ($2,000,000); provided, however, if any Lender or Landlord's insurance advisor reasonably determines that the coverage limits of such policy are inadequate, then Landlord may increase such coverage to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance customarily carried by owners of comparable properties similarly situated. If Landlord has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Landlord, or in which Landlord has some interest, such blanket insurance shall satisfy the requirements of this subparagraph 11.B.

                 C. TENANT'S OBLIGATION TO REIMBURSE. Tenant shall reimburse Landlord for the full amount of the cost of the insurance described in paragraph 2.B(1) and Tenant's Prorata Share of the cost of the insurance described in paragraph 2.B(2) which, if billed separate and apart from Common Operating Expenses, shall be paid within thirty (30) days of Tenant's receipt of Landlord's billing therefor. Landlord shall provide Tenant with evidence reasonably available to Landlord substantiating the cost of such insurance.

                 D. RELEASE AND WAIVER OF SUBROGATION. Any other provision of this Lease to the contrary notwithstanding, the parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk to the extent insured against under any valid and collectible insurance policy carried by either of the parties, subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs 11.A(1)(a) and 11.B(2); (ii) such release shall apply to liability resulting from any risk insured against by Tenant in satisfaction of the requirements of subparagraph 11.A(1)(b) and by Landlord in satisfaction of the requirements of subparagraph 11.B(1) of the Lease; and (iii) neither Landlord nor Tenant shall be released from any such liability to the extent any damages resulting from such injury or damage are not part of the recovery obtained by the other from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. Notwithstanding the preceding sentence, the release set forth in this subparagraph 11.D shall apply to the extent any sums are payable under the policy in question, whether or not recovery is actually obtained by the releasing party. Tenant's obligations to pay any deductible amounts under insurance policies carried by Landlord pursuant to paragraph 11.B shall be limited by the express provisions of paragraph 18.D. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall cause its property insurance policy to provide that the insurer waives all right of recovery by way of subrogation against the other party and its Agents in connection with any injury or damage covered by such policy; provided, however, if any such insurance policy cannot be obtained with such a waiver of subrogation, or such waiver of subrogation is only available at rates which are not commercially reasonable, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved. Each party represents to the other that, as of the Commencement Date of this Lease, a waiver of subrogation rights as described herein is in effect, and each party shall provide the other with a minimum of thirty (30) days' written notice before any such waiver with respect to that party's insurance coverage ceases to be in effect.

         12. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. Tenant agrees that, if Tenant shall at any time fail to pay within the grace period herein provided any mechanics lien, taxes or other fees and charges the non-payment of which may place in jeopardy Landlord's interest in the Project or any portion thereof, or if Tenant shall at any time fail to perform any other act to be made or performed by it under this Lease within the grace period provided therefor, Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may reasonably deem such action necessary for the protection of the Premises or the Project, and without waiving or releasing Tenant from any obligation under this Lease. All sums so paid by Landlord and all reasonable expenses paid in connection therewith, together with interest thereon at the Default Interest Rate from the date of such payment until repaid by Tenant, shall be paid by Tenant to

Landlord on demand. Landlord shall provide Tenant with evidence reasonably available to Landlord as to such sums and expenses paid by Landlord.

         13.     MAINTENANCE AND REPAIR.

                 A. CONDITION ON DELIVERY. Tenant shall accept the Premises in the condition existing as of the Effective Date, "as-is", subject to performance by Landlord of its obligations under the Improvement Agreement and except that Landlord shall, at its sole expense, cause the following building systems and equipment to be in good working order as of the Commencement Date and during the seven (7) months thereafter (the "Specified Systems"): HVAC, electrical and lighting, plumbing, mechanical, fixtures existing on the Premises on the Commencement Date, the roof (including the roof membrane), the structural elements of the Building, the fire protection system and all exterior landscaping, walkways, paved areas and driveways. Landlord, at Landlord's sole cost, shall make any repair or replacement required to be made to the mechanical, electrical, plumbing and/or HVAC systems of which Landlord is notified in writing on or before the two hundred tenth (210th) day following the Commencement Date; provided, however, that Landlord shall not be responsible for any such repair or replacement necessitated as a result of the actions or omissions of Tenant or its Agents.

                 B. TENANT'S OBLIGATIONS. Except as otherwise provided in subparagraphs 13.A and 13.C, Tenant shall be responsible, at its sole expense, for the following during the period beginning on the earlier to occur of the Commencement Date or the date Tenant enters into occupancy of any portion of the Premises pursuant to subparagraph 4.B and continuing throughout the remainder of the Lease Term:

                          (1)     Tenant shall clean and maintain in good
order, condition, and repair and replace (subject, however, to the limitations of subparagraph 13.B(5), below) when necessary the interior, non-structural portions of the Building, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities inside the Building (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system as provided in subparagraph 13.B(2), below; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems) as provided in subparagraph 13.B(2) below; and
(v) any automatic fire extinguisher equipment in the Premises. However, in no event shall Tenant's obligation to repair under this paragraph extend to
(i) damage and repairs covered by any insurance policy carried by Landlord in connection with the Premises for which Landlord receives proceeds; (ii) damage caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's Agents; (iii) repairs covered under Common Operating Expenses; (iv) damage by fire and other casualties, or acts of governmental authorities, or acts of God and the elements, (v) repairs and or alterations required by Law, except as otherwise provided in paragraph 15 of this Lease, and (vi) damage and repairs the cost for which Landlord is reimbursed by others. Notwithstanding anything to the contrary contained in this subparagraph 13.B, Tenant's obligations and liabilities in connection with the presence of Hazardous Materials on the Premises shall be limited to the express provisions of paragraph 16 of this Lease. Landlord shall identify and, upon request of Tenant, assign to Tenant, any and all warranties in existence with respect to items to be maintained or repaired by Tenant hereunder and shall assist Tenant as reasonably necessary to enforce any such warranties.

                          (2)     With respect to utility facilities serving
the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which are within the Premises. For the purpose of this subparagraph 13.B(1) and paragraph 13.C(1), the term "within the Premises" shall mean from the point that the element of the utility facility in question (E.G. the conduit, line, pipe) exits from the foundation, second floor deck or interior wall of the Building, as applicable, and into the Premises. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry, but not including cosmetic damage to the exterior of the Building, which shall be repaired by Landlord and charged as a Common Operating Expense as provided in subparagraph 13.E, below.

                          (3)     Except as otherwise provided in
subparagraph 13.A, Tenant shall (i) maintain, repair and replace (subject, however, to the limitations set forth in subparagraph 13.B(5), below) when necessary all HVAC equipment and elevators (if any) which serve the Premises, and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term service contracts for the maintenance of all such HVAC equipment and elevators (if any) with licensed repair and maintenance contractors approved by Landlord, which contracts shall provide for the periodic inspection and servicing of the HVAC equipment and elevators (if any) at intervals not less frequent than those recommended by the manufacturer of the equipment which is the subject of such contract. All such service contracts shall include terms and conditions which are usual and customary for similar services provided in the vicinity of the Project. On Landlord's request, Tenant shall furnish Landlord with copies of all such service contracts and shall thereafter provide Landlord with copies of any amendments thereto or replacement contracts. All such service contracts shall provide that they may not be canceled or changed without at least thirty (30) days prior written notice to Landlord.

                          (4)     All repairs and replacements required of
Tenant shall be promptly made with materials of a kind and quality substantially similar to Landlord's building standard at that time. If the work affects the structural parts of the Building, then Tenant shall first obtain Landlord's approval of the scope of work, plans therefor, materials to be used, and the contractor selected by Tenant to perform such work.

                          (5)     If the aggregate replacements or
restorations required of Tenant pursuant to this subparagraph 13.B would cause Tenant to make payments constituting capital expenditures in excess of Fifty Thousand Dollars ($50,000) per year (applying generally accepted accounting principles), then the amount of such capital expenditure in excess of such amount each year shall be paid by Landlord. The amount so paid by Landlord shall be amortized over the useful life of the improvement or equipment in question with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds on a non-secured basis to construct such improvements from an institutional lender, and Tenant shall pay monthly amortization payments and interest on account thereof for the remainder of the Lease Term. Landlord shall inform Tenant of the monthly amortization and interest payment required to so amortize such cost, and shall also provide Tenant with the information (in reasonable detail) upon which Landlord made such determination.

                 C.       LANDLORD'S OBLIGATION TO MAINTAIN.

                          (1)     BUILDING.  Landlord, at its cost without
right of reimbursement from Tenant, shall be responsible for the maintenance, repair and replacement of (i) the structural portions of the Building, including the foundation, exterior and interior load-bearing walls, ground floor slab and second floor deck (if any), and structural roof system (but excluding roof membrane); and (ii) any damage to the Premises caused by the negligence or willful misconduct of Landlord or Landlord's Agents. In addition, Landlord shall maintain, clean, repair and replace as necessary, subject to reimbursement from Tenant as part of Common Operating Expenses,
(i) paint on the exterior of the Building; (ii) gutters, downspouts and exterior doors of the Building; (iii) the roof membranes of the Building; and
(iv) all portions of any utility facilities serving the Premises and other buildings within the Project (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixture and pipes) which are not the responsibility of Tenant pursuant to subparagraph 13.B(2), above. Tenant shall reimburse Landlord for any damage to the portions of the Premises described in this subparagraph 13.C which is caused by the negligence or willful misconduct of Tenant or Tenant's Agents and which is not covered by Landlord's insurance. Tenant may give Landlord notice of any repairs that are required of Landlord under the terms of this Lease and Landlord shall proceed to complete such repairs with reasonable diligence, but in no event later than thirty (30) days of receipt of such notice, or such additional period as may be reasonably required to complete such repairs provided that such repair work has commenced within said thirty (30) day period and is thereafter prosecuted to completion with diligence and continuity. In the event of an emergency, Tenant shall be empowered to undertake immediate repairs of such nature as would be Landlord's responsibility and notify Landlord promptly after such repairs have been undertaken. If Landlord fails to complete any repairs or maintenance required of it hereunder within the thirty (30) days following receipt of Tenant's written notice as provided hereunder (which 30-day period may be extended as provided above), or if Tenant undertakes emergency repairs as above stated, Tenant may, in addition to any other remedies it may have at law or in equity, perform the repairs or maintenance and bill Landlord for the cost thereof, in which event Landlord shall reimburse Tenant for such cost within thirty (30) days of the date of such billing.

                          (2)     COMMON AREAS.  Landlord shall repair,
maintain, operate and replace when necessary the Common Areas in order to keep them in good, clean and safe condition, with such right of reimbursement from Tenant as is specified in subparagraphs 13.D and E, below. Landlord shall not be responsible for repairs required by an accident, fire or other peril except as otherwise required by paragraph 18 hereof, or for damage caused to any part of the Project by any act, negligence or omission of Tenant or its Agents, except to the extent covered by Landlord's insurance. Landlord may engage contractors of its choice to perform the obliga-tions required of it by this paragraph, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.

                 D. TENANT'S EARLY OCCUPANCY DATE OR THE OBLIGATION TO REIMBURSE. As Additional Rent, commencing on the Early Occupancy Date or the Commencement Date, as applicable, and continuing throughout the remainder of the Lease Term, Tenant shall pay a share of all Common Operating Expenses fairly allocable to the Premises including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Premises, and (ii) Tenant's Prorata Share of all Common Operating Expenses which relate to the Project in general and are not fairly allocable to any one building on the Project. As used herein, expenses which are "fairly allocable to the Premises" or "fairly allocable to any one building on the Project" shall mean those expenses of maintenance, repair, replacement or use which benefit the Premises or such single building only, such as (by way of illustration, but not limitation) exterior repainting of the Premises or other building. Landlord agrees that it shall not recover from all occupants of the Project more than one hundred percent (100%) of the actual Common Operating Expenses incurred by Landlord for the period in question. Any Common Operating Expenses charged to Landlord by any of its affiliates for goods and services provided to the Common Areas shall not exceed the prevailing cost thereof that would be charged to Landlord by non-affiliated parties. All Common Operating Expenses shall be directly attributable to the operations, maintenance, management and repair of the Project. Payment shall be made by whichever of the following methods is from time to time designated by Landlord, and Landlord may change the method of payment at any time so long as (i) Landlord gives Tenant at least sixty (60) days prior written notice, and (ii) the method is not changed more than once in any calendar year. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within thirty (30) days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, (i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating Expenses it anticipates will be paid or incurred for the calendar year in question, (ii) during such calendar year, Tenant shall pay Tenant's Prorata Share of the estimated Common Operating Expenses in advance in monthly installments as required by Landlord due with each installment of Basic Rent, and (iii) within ninety (90) days after the end of each calendar year, Landlord shall furnish to Tenant a statement in reasonable detail, certified by an officer of Landlord, of the actual Common Operating Expenses paid or incurred by Landlord during the calendar year just ended and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Basic Rent, as the case may require, within thirty (30) day after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's Prorata Share of all Common Operating Expenses for such calendar year and no more.

                 E. COMMON OPERATING EXPENSES DEFINED. The term "Common Operating Expenses" shall mean the sum of the following:

                          (1)     All costs and expenses reasonably paid or
incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, and repairing the exterior surfaces (including repainting of exterior surfaces of buildings as reasonably necessary) of all buildings located on the Project; (ii) maintenance of Landlord's insurance required under the provisions of paragraph 11 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary utility facilities and other equipment serving all buildings within the Project and/or the Common Areas; (iv) providing utilities to the Common Areas (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws (subject to subparagraph 13.E(2)); (vi) operating, maintaining, repairing, cleaning, painting, restriping and resurfacing the Common Areas; (vii) maintaining, repairing, operating and replacing when necessary those items described in the second sentence of subparagraph 13.C(1);(viii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Areas; and (ix) rental paid for maintenance and operating machinery and equipment (if rented).

                          (2)     All additional costs and expenses
reasonably incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which pursuant to generally accepted accounting principles would be considered a current expense and not a capital expenditure; provided, however, any cost and expenses incurred by the Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which, according to generally accepted accounting principles, would be a capital expenditure, shall be amortized over the useful life of the equipment or improvement which is the subject of such expenditure, and there shall be included in "Common Operating Expenses" only that portion of such amortization as is fairly allocable to the calendar year in question. Any such capital expenditure shall be amortized over the useful life of the capital improvement or equipment in question with interest on the unamor-tized balance at the then prevailing market rate Landlord would pay if it borrowed funds on a non-secured basis to construct such improvements from an institutional lender.

                          (3)     That portion of all compensation (including
benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by subparagraphs 1 and 2 above and that is fairly allocable to the Project.

                          (4)     An administrative fee payable to Landlord
or, if maintenance and operation of the Common Areas is managed by an independent property management service engaged by Landlord, to such property management service, in an amount not greater than ten percent (10%) of the sum of Tenant's per annum obligation to pay (i) Common Operating Expenses (less the administrative fee described in this subparagraph 13.E(4)), and
(ii) Real Property Taxes.

                          (5)     Notwithstanding anything contained herein,
the term "Common Operating Expenses" shall not include any of the following:
(i) mortgage principal payments; (ii) ground rent and other payments made pursuant to any ground lease or any financing secured by real estate within the Project; (iii) the cost of refinancing any loan secured by the Project;
(iv) interest and penalties imposed against Landlord for late payments by Landlord (except to the extent resulting from a default by Tenant hereunder);
(v) legal fees incurred by Landlord in connection with the negotiation or enforcement of, or litigation in connection with, any lease affecting the Project or, except as otherwise expressly provided in any other paragraph of this Lease, in connection with any other dispute with any other tenant in the Project; (vi) any costs reimbursed to Landlord by insurance or other third party payments that are not reimbursements by occupants of the Project for their share of Common Operating Expenses; (vii) brokerage commissions or other costs related to the leasing of space within the Project; (viii) the cost of any tenant improvements installed for the exclusive use of any other occupant of the Project or any services that are supplied for the exclusive benefit of any other occupant of the Project; (ix) alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Common Areas or Project; (x) repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's Agents; (xi) Landlord's general overhead expenses; (xii) depreciation, (xiii) any costs which are not fairly allocable to the Lease Term, and (xiv) any costs in connection with the maintenance, repair or replacement of the structural portions of the Building which are Landlord's obligations pursuant to subparagraph 13.C(1) of this Lease. Notwithstanding anything to the contrary contained in this subparagraph 13.E, Tenant's obligations and liabilities arising from or in connection with the presence of Hazardous Materials on the Premises shall be limited to the express provisions of paragraph 16 of this Lease.

                 F. AUDIT. Landlord shall keep for a period of at least two (2) years after the expiration of each calendar year, full and accurate books, records and supporting documents in connection with Real Property Taxes and Common Operating Expenses incurred by Landlord. Tenant shall have the right to challenge the accuracy of Real Property Taxes and Common Operating Expenses for any given calendar year only by giving Landlord written notice of such challenge by the date which is one hundred eighty
(180) days following the date that Tenant receives Landlord's statement of Real Property Taxes and Common Operating Expenses. If Tenant does not give Landlord such notice by such date, Tenant shall be deemed to have waived any further right to challenge the accuracy of Real Property Taxes and Common Operating Expenses for the calendar year most recently ended. If Tenant timely challenges any Real Property Taxes and Common Operating Expenses, Landlord shall, upon not less than five (5) business days prior written notice from Tenant, make available to Tenant Landlord's books and supporting materials, and Tenant may audit the same. The Real Property Taxes and Common Operating Expenses shall be appropriately adjusted on the basis of such audit. Tenant shall pay the cost and expense of such audit, unless such audit shows that Real Property Taxes and Common Operating Expenses for the period covered by such audit have been overstated by more than ten percent (10%), in which event Landlord shall pay the reasonable costs and expenses of such audit.

                 G. CONTROL OF COMMON AREAS. Landlord shall at all times have exclusive control of the Common Areas. Landlord shall have the right, at Landlord's sole cost and expense, without benefit of reimbursement from Tenant as a Common Operating Expense (except as otherwise expressly provided below), without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Areas to perform maintenance or for any other reason reasonably deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Areas (the costs of which may not be charged as Common Operating Expenses);
(iv) make changes to the Common Areas including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Areas, subject, however, to the restrictions and limitations set forth in subparagraph 3.E hereof; (v) remove unauthorized persons or vehicles from the Common Areas; and/or (vi) change the name of the Project and/or Building. Landlord may not change the address of the Building without the prior written consent of Tenant. Tenant shall keep the Common Areas clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Areas by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Areas, Landlord shall make a reasonable effort to minimize any disruption to Tenant's business or interfere with Tenant's access to the Premises. Tenant assumes all responsibility for the protection of Tenant and Tenant's Agents from acts of third parties except to the extent of damage caused by the gross negligence of Landlord or Landlord's employees, agents or contractors.

         14. SURRENDER OF PREMISES. Upon expiration or any sooner termination of this Lease (hereinafter "Lease Termination"), Tenant shall surrender to Landlord the entire Premises, together with all Alterations which Tenant is not allowed to remove pursuant to the terms of this Lease, in the same condition as when received or installed, ordinary wear and tear and damage due to casualty or other event outside the control of Tenant excepted, and clean and free of debris and free of any liens created or suffered to be created by Tenant. As to any Alterations made to the Premises after completion of the initial Tenant Improvements, Landlord shall inform Tenant when Landlord consents to an Alteration whether or not such Alteration must be removed by Tenant at Lease Termination. If simultaneously with its consent to the Alteration, Landlord requests Tenant to remove any Alteration at Lease Termination, Tenant shall remove the same prior to Lease Termination and shall at its expense restore the Premises to the condition existing before the Alteration was made. In addition, Tenant shall remove prior to Lease Termination all Alterations made without Landlord's consent and shall, at Tenant's expense, restore the Premises to the condition existing before such Alterations were made. Any Alterations, changes or additions not required to be removed by Tenant and not actually removed by Tenant prior to Lease Termination (if Tenant has the right to remove such Alterations pursuant to subparagraph 17.C of this Lease) shall immediately upon Lease Termination become Landlord's property. Landlord may, at Tenant's expense, dispose of in any manner permitted by Law any Trade Fixtures or personal property of Tenant that Tenant does not remove from the Premises upon expiration or termination of the Lease Term.

         15.     COMPLIANCE WITH LAWS.

                 A.       LANDLORD'S OBLIGATIONS.

                          (1)     Landlord represents and warrants that as of
the execution of this Lease, to Landlord's knowledge, no action, proceeding or claim is pending or threatened with respect to the Premises concerning a violation of any Law applicable to the condition of the Premises.

                          (2)  Landlord shall, at Landlord's sole cost and
expense (which cost and expense shall not be included in the Allowance or Additional Allowance, as such terms are defined in the Improvement Agreement) construct any alterations or improvements to the Premises (both interior and exterior) required by Law as a condition to the issuance of all required permits and approvals from the appropriate governmental authorities for the construction of the Tenant Improvements and legal occupancy of the Premises by Tenant (which work shall be referred to herein as the "Initial Compliance Work"). Notwithstanding the foregoing to the contrary, the following shall apply:

                                  (i)      Tenant shall be responsible for
the cost of any Initial Compliance Work in excess of One Hundred Thousand Dollars ($100,000) (which excess cost may be paid by Tenant out of the Allowance and Additional Allowance).

                                  (ii)     Landlord shall not be responsible
for any work described in subparagraph 15.A(2) if required as a result of the construction of Tenant's special purpose improvements, if any. The cost of such work, however, may be paid out of the Allowance and Additional Allowance. For the purpose of this subparagraph 15.A(2), the term "special purpose improvements" shall mean improvements that are not of general utility to the Building (such as wall, window, and floor covering, walls, doors and lighting fixtures), which special purpose improvements include, without limitation, clean rooms, wet and dry labs, raised computer floors, auditoriums, cafeterias, atmosphere controlled areas (including, without limitation, increased HVAC capacity), command modules, satellite transmission dishes and interior stairwells. Notwithstanding the foregoing, Landlord shall be responsible for work described in subparagraph 15.A(2) to be made to the cafeteria so long as such work is not required as a result of special improvements made by Tenant to the cafeteria.

                          (3)     Except to the extent provided to the
contrary in the preceding subparagraphs of this paragraph 15.A or in paragraph 15.B which follows, if any Law requires any alteration, repair, replacement or addition to the interior of the Building ("Law Compliance Work"), the cost of which, according to generally accepted accounting principles, would be a capital expenditure, Landlord shall cause such Law Compliance Work to be completed and the cost thereof shall be amortized over the useful life of the improvement or equipment so constructed with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds on a non-secured basis to construct such improvements or equipment from an institutional lender. Landlord shall furnish to Tenant verification of all costs so incurred and details of the amortization thereof. Tenant shall pay as Additional Rent each month during the remainder of the Lease Term following completion of the Law Compliance Work in question, on the due date of each installment of Basic Rent, that portion of amortization of cost of such Law Compliance Work and interest as is applicable to such month."

                 B. TENANT'S OBLIGATIONS. Except to the extent provided to the contrary in paragraph 15.A, Tenant shall, at its sole expense, comply promptly with all Laws applicable on account of Tenant's use of the Premises. Additionally, and notwithstanding anything to the contrary in subparagraph 15.A(3), Tenant shall be solely responsible for compliance with any Law applicable to the Premises, where such compliance is required because of Tenant's particular use of the Premises or because of or as a condition to the issuance of any governmental approval required by reason of Alterations constructed and installed by Tenant.

         16.     HAZARDOUS MATERIALS.

                 A. TENANT'S OBLIGATIONS. Tenant has completed and duly executed, and there is attached hereto as EXHIBIT "E", a copy of a questionnaire pertaining to Tenant's use of Hazardous Materials (the "Hazardous Materials Questionnaire"). Tenant represents and warrants to Landlord that all information set forth in the Hazardous Materials Questionnaire is true and correct as of the Effective Date. Tenant shall not cause or permit any of Tenant's Agents to cause the use, generation, storage, disposal, transportation or release of any Hazardous Materials on, under, in, above, to, or from the Project except that which is (i) fully described in the Hazardous Materials Questionnaire, (ii) incidental to Tenant's use and operation of the Premises, and (iii) in compliance with all applicable Laws. Tenant may not use at the Premises Hazardous Materials other than those specified in the Hazardous Materials Questionnaire, or in quantities different from those specified in the Hazardous

Materials Questionnaire, unless Tenant obtains Landlord's prior written consent to such new use (which consent shall not be withheld unless Landlord reasonably determines that the manner of use of such Hazardous Materials poses an unreasonable risk of contamination of the Property) and submits a new Hazardous Materials Questionnaire that accurately describes the new use.

                 B. TENANT'S INDEMNITY. Tenant shall indemnify, defend, protect and hold Landlord harmless from and reimburse Landlord for any claims, liabilities, damages, costs, and expenses (including, without limitation, attorneys' fees, court costs, and investigation and remediation expenses) arising from or related to any breach of Tenant's obligations contained in this paragraph 16 or the use, generation, storage, transportation, disposal, or release of Hazardous Materials by Tenant or its Agents on the Project, including all of the following which may result therefrom: (i) any loss, cost, expense, claim, or liability arising out of any investigation, reporting, monitoring, clean-up, containment, removal, storage, or restoration work required by any applicable Law, governmental agency, or political subdivision or prudent standards of real estate ownership and management;(ii) any claims of third parties for loss, injury, expense, or damage; and (iii) any loss of rents or income and/or diminution in the value of the Property.

                 C. NOTICES. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental agency concerning Hazardous Materials which relates to the Project or Premises, and (ii) any contamination of the Project by Hazardous Materials which constitutes or could become a violation of applicable Law or subject the Project to an investigation or remediation requirement imposed by Law.

                 D. TESTING. Landlord may conduct tests of soils and groundwater beneath the Premises and in any other location on the Project, including installation of groundwater monitoring wells, to detect the presence of Hazardous Materials. Any such tests or well installation shall be done at Landlord's cost in a manner which reasonably minimizes interference with Tenant's use and enjoyment of the Premises; provided, however, that Tenant shall pay for the costs of any such tests which disclose the presence of Hazardous Materials released by Tenant or Tenant's Agents. Landlord shall notify Tenant before Landlord installs any monitoring or extraction wells or before it commences any groundwater or soil sampling. No testing or sampling of the soil or groundwater of the Project may be done by Tenant without Landlord's prior consent.

                 E. SURVIVAL. The obligations of Landlord and Tenant set forth in paragraph 16 shall survive the expiration or earlier termination of the Lease. Tenant's obligations and liabilities with respect to the presence of Hazardous Materials on the Project are limited to the express provisions of this paragraph 16.

                 F. LANDLORD'S REPRESENTATIONS: Landlord hereby makes the following representations and warranties to Tenant, each of which is made to the actual knowledge of

Landlord's Designated Individuals (hereinafter defined) as of the Effective Date, without having made any investigation to verify the accuracy thereof.

                          (1)     Landlord has provided to Tenant prior to
the Effective Date copies of all reports in Landlord's possession concerning the environmental condition of Parcel E and the soil and groundwater in, on, and about Parcel E, which reports are described in attached EXHIBIT "F" and are hereinafter collectively referred to as the "Parcel E Environmental Reports".

                          (2)     Except as otherwise stated in the Parcel E
Environmental Reports, Parcel E, (including the soil and groundwater on or under Parcel E) does not contain Hazardous Materials in material amounts.

                          (3)     Except as otherwise stated in the Parcel E
Environmental Reports, during the time that Landlord has directly held fee title to Parcel E or held an interest in an entity which held fee title to Parcel E, Landlord (or such entity in which Landlord held an interest) has received no written notice of (i) any violation, or alleged violation, of any Law pertaining to Hazardous Materials with respect to Parcel E, (ii) any pending claims relating to the presence of Hazardous Materials on Parcel E, or (iii) any pending investigation by any governmental agency concerning Parcel E relating to Hazardous Materials.

                          (4)     There are no underground storage tanks
presently existing under Parcel E.

                          (5)     As used above, "Landlord's Designated
Individuals" shall mean the following people: (i) James Piane and (ii) Paul Radich.

                 G. LANDLORD'S OBLIGATIONS: Landlord and Tenant acknowledge that the Parcel E Environmental Reports discloses that there exists asbestos in the roof sealant of the Building. If and when the roof needs repair or replacement, Landlord shall be solely responsible for any costs in connection with such repair or replacement to the extent solely attributable to the existence of such asbestos and Landlord shall not have a right of reimbursement from Tenant for such costs.

         17.     ALTERATIONS.

                 A. CONSENT REQUIRED. Except for interior, non-structural Alterations costing less than Ten Thousand Dollars ($10,000) for each integrated or related work of improvement (not to exceed Thirty Thousand Dollars ($30,000) during any twelve (12)-month period) , Tenant shall not alter the Premises without the prior written consent of Landlord.

                 B. CONDITIONS. All work done by or for Tenant in or about the Premises (hereinafter called the "Work") shall be done in all cases subject to the following conditions, each of which Tenant covenants to observe and perform:

                          (1)     No Work involving any structural change and
no Work involving any Alteration, restoration, or rebuilding costing more than Ten Thousand Dollars ($10,000) for each integrated or related work of improvement (not to exceed Thirty Thousand Dollars ($30,000) in the aggregate during any twelve (12)-month period) shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. The foregoing notwithstanding, if plans and specifications are required in order to obtain a building permit for any such Work, Tenant shall furnish a copy thereof to Landlord prior to commencement of such Work.

                          (2)     No Work involving a cost, as reasonably
estimated by Tenant, of more than Fifty Thousand Dollars ($50,000) for each integrated or related work of improvement shall be undertaken except under the supervision of an architect or engineer approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed (unless such requirement is waived by Landlord in writing, which waiver shall not be unreasonably withheld).

                          (3)     All Work shall be (i) commenced only after
providing to Landlord not less than five (5) business days prior written notice, to allow Landlord sufficient time to post notices of non-responsibility, and only after all required governmental permits and authorizations have been obtained, (ii) done in a good and workmanlike manner, (iii) performed in compliance with all applicable Laws and in accordance with the reasonable recommendations of any insurer under any policies required by this Lease, and (iv) completed promptly and free of liens.

                 C. PROPERTY OF TENANT. Except as otherwise provided herein, all Alterations, Trade Fixtures and personal property made or installed at the Premises by Tenant at its expense shall immediately upon completion of installation thereof be and remain the property of Tenant and Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, Tenant may at any time during the Lease Term remove such Alterations, Trade Fixtures and personal property from the Premises, provided Tenant repairs all damage caused by such removal.

         18.     DAMAGE OR DESTRUCTION.

                 A. LANDLORD'S DUTY TO RESTORE. If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises and Common Areas unless the Lease is terminated by Landlord pursuant to subparagraph 18.B or by Tenant pursuant to subparagraph 18.C. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to subparagraph 11(B) shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall immediately commence and diligently prosecute to completion the restoration of the Premises to their pre-existing condition, to the extent then allowed by Law. Landlord shall act diligently to obtain such permits and insurance proceeds as quickly as possible. Landlord's obligation to restore the Premises shall be limited to the Premises and Tenant Improvements constructed by Landlord as they existed as of the Commencement Date, excluding any of Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises.

                 B. LANDLORD'S RIGHT TO TERMINATE. Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

                          (1)     The Building is damaged by an Insured Peril
to such an extent that the estimated cost to restore exceeds eighty percent (80%) of the then actual replacement cost thereof and, at the time of such damage, less than three (3) years remains on the Lease Term; provided, however, Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within thirty (30) days following receipt of Landlord's notice of election to terminate the Lease. If Landlord elects to terminate this Lease pursuant to the provisions of the subparagraph 18.B(1), Landlord shall deliver to Tenant together with Landlord's termination notice a written estimate of the time Landlord reasonably believes will be required for restoration of the Premises and the amount of the deductible portion of the loss for which Tenant will be responsible.

                          (2)     The Building is damaged by an Uninsured
Peril to such an extent that the estimated cost to restore exceeds five percent (5%) of the then actual replacement cost thereof; provided, however, Landlord may not terminate this Lease pursuant to this subparagraph if within thirty (30) days after Landlord has notified Tenant of its election to terminate this Lease Tenant (i) pays to Landlord in cash the full amount of such excess, or (ii) delivers to Landlord written notice of its agreement to pay such excess in monthly progress payments, as costs are incurred during the work of restoration, which obligation shall be secured by a letter of credit delivered to Landlord at the time of such notice, which letter of credit shall be in the amount of such excess and payable to Landlord on sight (and shall be in a form and drawn on a bank reasonably satisfactory to Landlord).

                          (3)     The Building is damaged by any peril within
twelve (12) months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six (6) times the Basic Rent then payable; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within fifteen (15) days following Tenant's receipt of Landlord's termination notice.

                          (4)     The Building is damaged by any peril and,
because of the Laws then in force, the Building cannot be used for the same use being made thereof before such damage if restored as required by this paragraph.

As used herein, the following terms used in this paragraph 18 shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Building under then-existing building codes to the condition existing immediately prior to the damage or would have been insured had Landlord complied with its obligations under subparagraph 11.B, above; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for any insurance carried by Landlord exceeds five percent (5%) of the replacement cost of the property insured, the peril covered by such insurance shall be deemed to be an "Uninsured Peril".

                 C. TENANT'S RIGHT TO TERMINATE. If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to the provisions of subparagraphs 18(B)(1), (2) (3) or (4), above, then, as soon as reasonably practicable, but not later than forty-five (45) days following the date of damage or destruction, the parties and their respective architects or construction consultants shall meet and attempt to reach agreement on an estimate of the time period necessary for Landlord to complete restoration of the Premises (which estimated time period is referred to herein as the "Estimated Restoration Period"). If within said 45-day period the parties are unable to agree on the Estimated Restoration Period, then within ten (10) days following the end of said 45-day period Landlord shall select a licensed contractor experienced in the construction of buildings similar to the Premises for the purpose of establishing the Estimated Restoration Period. Tenant shall have the right to approve such contractor. Upon mutual approval of such contractor, Landlord and Tenant shall immediately furnish to such contractor plans and specifications for the Building and such other information as is necessary for such contractor to determine the Estimated Restoration Period. Within fifteen (15) days following receipt of plans and specifications for the Building and such other relevant information as has been provided by the parties, such contractor shall determine the Estimated Restoration Period and give written notice thereof to the parties. The Estimated Restoration Period as so determined by such contractor shall be conclusive and binding upon the parties. Tenant shall have the right to terminate this Lease under any of the following circumstances:

                          (1)     The Premises are damaged by any peril and
the Estimated Restoration Period extends beyond the two hundred seventieth (270th) day after the date of such damage, and Tenant gives written notice of termination within seven (7) days following receipt of notice of the Estimated Restoration Period.

                          (2)     The Premises are damaged by any peril
within twelve (12) months of the last day of the Lease Term, and (i) the Estimated Restoration Period extends beyond the thirtieth (30th) day after the date of such damage, (ii) such damage renders unusable more than twenty percent (20%) of the Premises, and (iii) Tenant gives written notice of termination within seven (7) days following receipt of notice of the Estimated Restoration Period.

                 D. PAYMENT OF DEDUCTIBLES. If following an event of damage or destruction the Lease is not terminated and Landlord proceeds with restoration of the Premises, Tenant shall have the following obligations with respect to payment of deductibles under Landlord's Property Insurance:

                          (1)     If the Premises are damaged by fire or
other casualty typically covered under a standard "all risk" policy of property insurance, Tenant shall be obligated to pay one hundred percent (100%) of the deductible.

                          (2)     If the Premises are damaged by earthquake
or flood which is covered by earthquake or flood insurance, Tenant shall pay to Landlord within thirty (30) days following commencement of the restoration work an amount equal to the lesser of (i) one month of Basic Rent at the rate then payable hereunder, or (ii) twenty percent (20%) of the deductible payable in connection with such casualty, which amount shall be applied toward repair of the damage or destruction. The balance of such deductible, up to a maximum of ten percent (10%) of the full replacement cost of the Building (less the amount payable by Tenant pursuant to (i), above) shall be amortized over the useful life of the improvements to be restored with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds on a non-secured basis to construct such improvements from an institutional lender, and Tenant shall pay to Landlord each month as Additional Rent that portion of such amortized amount as is applicable to such month.

                 E. ABATEMENT OF RENT. In the event of damage to the Premises which does not result in the termination of this Lease, the Basic Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration.

                 F. WAIVER. Tenant hereby waives California Civil Code Sections 1932, 1933, 1941 and 1942, and the provisions of any other law now or hereafter in effect that would give Tenant the right to terminate this Lease or relieve Tenant of its obligation to pay rent under this Lease, except to the extent expressly provided herein.

         19.     CONDEMNATION.

                 A. TENANT'S RIGHT OF TERMINATION. If the Premises or any portion thereof are taken under the power of eminent domain (hereinafter referred to as "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the Gross Leasable Area of the Building is taken by Condemnation, or there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within the Project equal in number to at least ninety percent (90%) of Tenant's Allocated Parking Stalls, as specified in subparagraph 3(S), above, and as a result thereof the Premises are unsuitable for Tenant's use (in Tenant's reasonable opinion), then at Tenant's option, exercisable only in writing and within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or, in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), Tenant may terminate this Lease as of the date the condemning authority takes possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Basic Rent shall be reduced as follows: (i) if only a portion of the Building, and no portion of the Common Areas, is taken, the Basic Rent shall be reduced in the proportion that the Gross Leasable Area of the portions of the Building so taken bears to the total Gross Leasable Area of the Building; or (ii) if only portions of the Common Areas are taken, or if both portions of the Common Areas and Building are taken, the Basic Rent shall be reduced in proportion to the reduction in fair rental value of the Premises following such condemnation. If the parties are unable to agree as to the amount of abatement, within forty-five (45) days after the condemnation, the matter shall be submitted to binding arbitration under the rules of the American Arbitration Association.

                 B. CONDEMNATION AWARD. Landlord shall be entitled to any award paid if the Premises are wholly or partially condemned, except that Tenant shall be entitled to receive from either the condemning authority or Landlord, as applicable, the following: (i) the then unamortized cost of any Alterations or Tenant Improvements paid for by Tenant; (ii) the value of Tenant's Trade Fixtures; (iii) Tenant's loss of goodwill; (iv) Tenant's relocation costs; and (v) Tenant's loss of business and business interruption.

                 C. RESTORATION. If less than the entire Premises shall be taken by Condemnation, and this Lease is not terminated pursuant to subparagraph A above, Landlord shall promptly restore that portion of the Building and Common Areas not so taken to a complete architectural unit to the extent of condemnation proceeds received by Landlord to which Landlord is entitled pursuant to the terms hereof.

         20. MECHANIC'S LIENS. Tenant shall not suffer or permit any mechanics' or other liens (or claims thereof) to be filed against the Premises or Tenant's leasehold interest therein or hereunder by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices that Landlord may deem necessary or advisable for the protection of Landlord and the Premises from mechanics' liens. If any such liens (or claims thereof) shall at any time be filed against the Premises, Tenant shall cause the same to be discharged of record within forty-five (45) days after the date of filing.

         21. FINANCIAL STATEMENTS. Upon the request of Landlord, Tenant shall provide to Landlord from time to time (but no more than twice in any calendar year), at no expense to Landlord, copies of all financial statements filed by Tenant with the United States Securities and Exchange Commission (the "SEC") during such calendar year or the preceding calendar year or, if Tenant is not obligated to file financial statements with the SEC, copies of fiscal quarterly and annual balance sheets and income statements prepared by or for Tenant which financial statements shall be either audited or certified by Tenant's chief financial officer.

         22. LANDLORD'S ENTRY. Tenant agrees to permit Landlord and its Agents to enter the Premises upon written notice reasonably in advance (except in case of emergency where no prior notice shall be required) with reasonable frequency during usual business hours, or at any other time in case of emergency, (i) to inspect the Premises and, if Landlord so desires, but without implying any obligation of Landlord to do so, to make any repairs deemed necessary or desirable by Landlord and to perform any work in the Premises deemed necessary by Landlord to comply with any Laws or the recommendations of any insurer, and (ii) during the final nine (9) months of the Lease Term, for the purpose of showing the Premises to prospective tenants. Landlord may display on the Premises usual "For Lease" and/or "For Sale" signs during the final six (6) months of the Lease Term, provided that no such signs block visibility of Tenant's signs. By exercising the foregoing rights, Landlord shall not unreasonably interfere with Tenant's use of the Premises and shall use reasonable efforts to minimize any necessary interference.

         23.     ASSIGNMENT AND SUBLETTING.

                 A. Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord, transfer, assign or hypothecate this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

                 B. If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the transfer (except pursuant to a public offering), assignment, or hypothecation of any stock or interest in such corporation, association, or partnership resulting in one entity or a group of affiliated entities obtaining in excess of fifty percent (50%) (in the aggregate) of the voting shares of stock or interest in such corporation, association or partnership ("Stock Transfer") shall be deemed an assignment or transfer within the meaning and provisions of this paragraph. Notwithstanding anything to the contrary in this subparagraph 23.B, in no event shall the public offering or trading of stock in Tenant over a public exchange (including the transfer of fifty percent (50%) or more of the outstanding stock in Tenant) be deemed an assignment or transfer within the meaning of this paragraph.

                 C. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                          (1)     if at the time consent is requested or at
any time prior to the granting of consent, Tenant is in material default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period specified in this Lease;

                          (2)     if the proposed assignee or sublessee is a
governmental agency;

                          (3)     if, in Landlord's reasonable judgment, the
use of the Premises by the proposed assignee or sublessee would involve occupancy in violation of this Lease; or

                          (4)     if, in Landlord's reasonable judgment, the
financial worth of the proposed assignee or sublessee does not meet the current credit standards applied by Landlord or its investment advisors for a new tenant of the Premises.

                 D. Tenant shall give Landlord at least fifteen (15) days prior written notice of any proposed assignment or sublease ("Transfer"), which notice shall be accompanied by the following information and documentation: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three (3) years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer; (iii) the nature of the proposed transferee's business to be conducted in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant (subject, however, to the limitations of paragraph 21 hereof); (vi) the form of sublease or assignment and all other agreements evidencing the transfer;
(vii) an environmental questionnaire in the form attached as EXHIBIT "E", completed and signed by the proposed transferee; and (viii) such other informa-tion as may be reasonably requested by Landlord. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this subparagraph D. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer. Within five (5) business days following receipt of Tenant's written request for approval of a Transfer, Landlord shall notify Tenant in writing if the documentation accompanying such request does not satisfy all of the requirements of this paragraph, and Landlord's failure to do so shall be deemed its acceptance as complete the notification of Transfer and documentation provided by Tenant. Within ten (10) business days following receipt of Tenant's request and complete documentation satisfying the requirements of this paragraph, Landlord shall notify Tenant in writing of its approval or disapproval of the proposed Transfer. If Landlord disapproves the proposed Transfer, Landlord shall specify in its notice its reasons for disapproval. If Landlord approves such Transfer, or fails to respond within said ten (10) business day period, Tenant shall be free for a period of one hundred twenty (120) days after the end of said ten (10) business day period to assign its entire interest in this Lease or to sublet such space to the entity specified in Tenant's original request upon the terms set forth therein.

                 E. Notwithstanding the provisions of subparagraphs 23.A and B, above, and provided that Tenant is not in material breach of the Lease and no uncured default of Tenant under the Lease then exists, Tenant may, with prior notice to Landlord but without Landlord's prior consent, assign this Lease or sublet the Premises to any corporation which controls, is controlled by or is under common control with Tenant by means of an ownership of one hundred percent (100%) of the outstanding voting shares of stock. In the case of any such assignment or sublease not requiring Landlord's prior consent, Tenant shall nevertheless notify Landlord in writing, not less than ten (10) days prior to the effective date of such assignment or sublease, of the nature and purpose of such assignment or sublease and the identity of the proposed assignee or subtenant and the address and telephone number of its principal office. As to any assignment or sublease described above, Tenant shall provide Landlord, upon request, with such additional information pertaining to the business purpose and nature of such assignment or sublease as Landlord may reasonably require to verify compliance with the terms of this Lease, and Tenant shall cooperate in good faith with Landlord in addressing and/or answering any reasonable questions or concerns Landlord may have pertaining to the proposed assignment or sublease.

                 F. Except to the extent provided to the contrary pursuant to subparagraph 23.F hereof, no sublessee shall have a right further to sublet without Landlord's prior consent, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

                 G. In the event of any assignment or sublease, Tenant shall pay to Landlord, within ten (10) days following receipt by Tenant, fifty percent (50%) of any rent or other consideration received by Tenant from an assignee or subtenant after first deducting out for Tenant's account:
 (i) all sums payable by Tenant under this Lease (ii) broker's commissions payable by Tenant with regard to the transfer; (iii) reasonable legal fees; and (iv) the cost of improvements made to the portion of the Premises subject to the transfer by Tenant at Tenant's expense for the purpose of the transfer.

                 H. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, with Tenant's prior written consent thereto, and such action shall not relieve Tenant of liability under this Lease.

         24. SUBORDINATION. At Landlord's option, this Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof (a "Security Instrument"). Notwithstanding the foregoing, the effective subordination of this Lease to any existing or future Security Instrument shall be subject to the fulfillment of the condition precedent that the holder of such Security Instrument shall first have agreed in writing that:
(i) so long as Tenant is not in default, the Lease shall not be terminated by foreclosure or sale pursuant to the terms of such Security Instrument, and
(ii) such subordination shall not restrict or otherwise limit the rights or increase the obligations of Tenant; provided, however, that in the event of a foreclosure on such Security Instrument, or upon a sale of the Premises pursuant to the trustee's power of sale contained therein, or upon a transfer of the Premises by conveyance in lieu of foreclosure, the holder of the beneficial interest in the Security Interest, or any purchaser at a trustee's or sheriff's sale or any successor owner of the Premises (collectively, a "Successor Owner") shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); (ii) bound by any rent or additional rent which Tenant may have paid in advance to any prior landlord (including Landlord) for a period in excess of one month (unless such amount was delivered to the Successor Owner) or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord) (unless such amount was delivered to the Successor Owner). If the holder of any Security Instrument shall elect to have this Lease prior to such Security Instrument, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Security Instrument, whether this Lease is dated prior or subsequent to the date of such Security Instrument or the date of the recording thereof. Landlord represents and warrants to Tenant that as of the Effective Date, there are no mortgages, deeds of trust or other liens against Landlord's interest in the Premises which could through foreclosure lead to the termination of Tenant's leasehold interest in the Premises.

         25. ATTORNMENT. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any Security Instrument now or hereafter on the Premises or any part thereof, Tenant shall, if so requested by the purchaser upon such foreclosure or sale or the grantee under a deed in lieu of foreclosure, attorn to such purchaser or grantee and recognize such purchaser or grantee as the Landlord under this Lease provided such purchaser or grantee agrees in writing (i) to assume all of Landlord's obligations arising after the date title is so acquired by such purchaser or grantee, and (ii) to recognize all of Tenant's rights hereunder so long as it is not in material default under this Lease.

         26. INDEMNIFICATION. Except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's employees, agents or contractors, Tenant shall indemnify, defend, protect and hold Landlord and its officers and employees harmless from and against any liabilities, loss, cost, damage, injury or expense (including reasonable attorneys' fees and court costs) arising out of or related to, Tenant's or Tenant's Agents' use, occupancy, maintenance or repair of the Premises or any sidewalk, parking area, street or curb adjoining the Premises. Tenant's obligation to indemnify under this paragraph 26 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         27. ATTORNEYS' FEES. If any action arising out of this Lease is brought by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs, expenses and attorneys fees shall be included in and as part of such judgment.

         28. NO REPRESENTATIONS. Except as otherwise expressly provided to the contrary herein, Landlord has made no representations of any nature whatsoever in connection with the condition of the Premises or any part thereof, and Landlord shall not be liable for any defects therein.

         29.     DEFAULT.

                 A. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

                          (1)     The failure of Tenant to pay any
installments of Basic Rent or Additional Rent when due, where such failure shall continue for a period of five (5) days after written notice of such failure becomes effective in accordance with the requirements of paragraph 31, below.

                          (2)     (i) The application by Tenant for consent
to the appointment of a receiver, trustee, or liquidator of Tenant or of all or a substantial part of Tenant's assets; (ii) Tenant's insolvency or admission in writing of its inability to pay its debts as they come due;
(iii) the making by Tenant of any general arrangement or assignment for the benefit of creditors; (iv) Tenant becomes a "debtor" as defined in 11 U.S.C.
Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(v) the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the

Premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within thirty (30) days); (vi) the attachment, execution, or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless such seizure is discharged within thirty (30) days; or (vii) any transfer of Tenant's assets in fraud of its creditors.

                          (3)     Tenant shall fail to comply with any other
term, provision, or covenant of this Lease where such failure shall continue for a period of thirty (30) days after written notice thereof to Tenant, provided, however, that if such failure cannot reasonably be cured within thirty (30) days, Tenant shall not be deemed in default with respect to such failure if Tenant commences to cure such default within said thirty (30) day period and thereafter diligently and continuously prosecutes such cure to a prompt completion.

                 B. LANDLORD'S REMEDIES. Upon the occurrence of any event of default by Tenant, Landlord may, at its option and without any further notice or demand, except as provided below (in addition to any other rights and remedies under this Lease, at law or in equity) do any of the following:

                          (1)     Landlord shall have the right, so long as
such default continues, to give written notice of termination to Tenant. On the date specified in such notice (which shall not be less than three (3) days after the giving of such notice) this Lease shall terminate.

                          (2)     In the event of any such termination of
this Lease, Landlord may then or at any time thereafter, but only in strict compliance with legal requirements, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

                          (3)     The amount of damages that Landlord may
recover in the event of such termination shall include, without limitation, damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Civil Code Sec-tion 1951.2, (i) an interest rate equal to the Default Interest Rate shall be used where permitted, and (ii) the term "rent" includes Basic Rent and Additional Rent. Such damages shall include, without limitation: (i) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and (ii) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

                          (4)     Following the termination of this Lease (or
upon Tenant's failure to remove its personal property from the Premises after the expiration of the term of this Lease), Landlord may remove any and all personal property located in the Premises and sell or place such property in a public or private warehouse or elsewhere at the sole cost and expense or Tenant in accordance with applicable law. Tenant waives all claims for damages that may be caused by Landlord's removing, storing, or selling the property as herein provided.

                          (5)     Landlord shall have the remedy described in
California Civil Code Section 1951.4 (e.g. Landlord may continue this Lease in effect and recover rent as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent in periodic actions as it becomes due under this Lease.

                 C. CUMULATIVE REMEDIES. The specified remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by Tenant of any covenant, agreement, or condition of this Lease.

                 D. NO WAIVERS. The failure of Landlord to insist in any one or more instances upon the strict performance or observance of any of the covenants, agreements, or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment of future performance or observance of such covenant, agreement, or condition or exercise of such option.

                 E. APPLICATION OF TENANT DEPOSITS. In the event of any default by Tenant under this Lease, Landlord may, at its option, apply on account of such default any monies (and the proceeds of any and all other security) deposited by or for the account of Tenant under any provision of this Lease. Tenant shall not be entitled to interest on any monies so deposited.

                 F. LANDLORD'S DEFAULT: Landlord shall not be deemed in default under this Lease unless Landlord fails, within a reasonable period of time, to perform an obligation required to be performed by Landlord hereunder. For purposes of this subparagraph 29.F, a reasonable period of time shall not be greater than thirty (30) days after receipt by Landlord of a written notice specifying the nature of the obligation that Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default under this Lease if performance of such obligation is commenced within such thirty (30) - day period and thereafter diligently pursued to completion. If Landlord is in default under any of the terms or conditions of this Lease, then Tenant shall have the following remedies:

                          (1)     Tenant may proceed at law or in equity to
compel Landlord to perform its obligations and/or to recover damages proximately caused by such failure to perform (except to the extent Tenant has waived its right to damages resulting from injury to person or damage to property as provided herein).

                          (2)     Tenant may cure any default of Landlord at
Landlord's cost. If Tenant at any time by reason of Landlord's default reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be immediately due from Landlord to Tenant at the time the sum is paid.

         30. HOLDING OVER. Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this Lease.
 If, with Landlord's consent, which may be granted or withheld in Landlord's sole and absolute discretion, Tenant retains possession of the Premises or any part thereof after the expiration or termination hereof, Tenant shall pay Landlord rent equal to one hundred fifty percent (150%) of the Basic Rent specified in paragraph 5 for the time Tenant thus remains in possession. The provisions of this paragraph do not exclude Landlord's rights of re-entry or any other right hereunder, including without limitation the right to refuse to accept one hundred fifty percent (150%) of the Basic Rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this Lease.

         31. NOTICES. All notices, demands, and requests that may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by personal delivery, by nationally recognized overnight delivery service, or United States Certified Mail, postage prepaid, (a) if for Tenant, addressed to Tenant at the Premises,
Attention: Facilities, with a copy to the attention of the Legal Department, or at such other place as Tenant may from time to time designate by written notice to Landlord; or (b) if for Landlord, addressed to Landlord, c/o Equitable Real Estate Investment Management, Inc., Attention: Asset Manager, at One Bush Street, 12th Floor, San Francisco, California 94104 or at such other places as Landlord may from time to time designate by written notice to Tenant. Any notice, demand or request given as aforesaid shall be effective:
 (i) when delivered, in the case of personal deliveries; (ii) on the business day following deposit, cost prepaid, with a nationally recognized overnight delivery service; or (iii) in the case of delivery by United States Mail, Certified, postage prepaid, on the date of receipt specified on the return receipt; and (iv) in all other cases when actually received. Either party may change its address by giving notice of the same in accor-dance with this paragraph. The term "business day" shall mean a day on which the carrier used (United States Postal Service or private delivery service) delivers, whether by special request or in the ordinary course of operations.

         32.     LIMITATION OF LANDLORD'S LIABILITY.

                 A. UPON SALE OR TRANSFER. In the event of a sale or transfer by Landlord of its interest in the Premises or this Lease, such sale or transfer shall operate to release the transferor from all liability for the performance of the obligations of Landlord hereunder, expressed or implied, solely for matters accruing from and after the date of such transfer, and Tenant agrees thereafter to look solely to the successor in interest of Landlord in and to this Lease for the performance thereafter of Landlord's obligations hereunder, to the extent only that the cause of action accrues after the date of such sale or transfer. Landlord shall transfer to its successor in interest the Security Deposit (and all other forms of security) given by or for Tenant to Landlord and thereupon Landlord shall be discharged from any further liability with respect thereto.

                 B. LIMITATION OF RECOURSE. The obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity, and if, as a consequence of a default by Landlord hereunder, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment levied against the right, title and interest of Landlord in the Project and out of rent or other income from such property received by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Project, and neither Landlord nor its officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives shall be liable for any deficiency.

         33. ESTOPPEL CERTIFICATES. At any time and from time to time upon not less than ten (10) business days' prior request by either party, the non-requesting party agrees to execute, acknowledge, and deliver to the requesting party a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications); (ii) the dates to which Basic Rent, additional rent, and other charges have been paid; and (iii) whether there is then existing any claim by the non-requesting party of default hereunder by the requesting party and, if so, specifying the nature thereof. It is intended that any such statement may be relied upon by any person proposing to acquire interest of the requesting party in this Lease or any prospective mortgagee of, or the assignee of any mortgage upon, such interest.

         34. BROKERAGE. Landlord and Tenant represent and warrant each to the other that they have dealt with no broker, agent, or other person in connection with this transaction and that no other broker, agent, or other person brought about this transaction, other than Colliers Parrish International, Inc., representing Landlord, and Cooper Brady Corporate Real Estate Services, representing Tenant (collectively, the "Brokers"), and each party agrees to indemnify, defend, protect and hold the other harmless from and to reimburse the other party for any and all claims by or liabilities to any broker, agent, or person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with respect to this Lease transaction. In addition, Landlord shall indemnify, defend, protect and hold Tenant harmless from any claim by or liability to the Brokers for any fee or other compensation by virtue of having dealt with Landlord and/or Tenant with respect to this Lease transaction. The provisions of this paragraph shall survive the termination of this Lease. Landlord agrees that it will, on the Commencement Date, pay to Colliers Parrish International, Inc. a commission conforming to the requirements of the existing marketing agreement between Landlord and said broker pertaining to Montague Industrial Park, which commission shall be divided between the Brokers as they may agree.

         35. SIGNAGE. Tenant shall have the right, at its sole expense, to construct and install (i) one monument-style sign on the landscaping berm located on Plumeria Drive and (ii) one sign attached to the Building. Each such sign shall conform to Law including, without limitation, restrictions and limitations imposed by the City of San Jose's zoning regulations and sign ordinance. The size of such signs shall be based on a reasonable square footage, as determined in good faith by Landlord. Prior to installation of any such signs, dimensioned elevations, showing colors and materials, shall be submitted to Landlord for approval, which approval shall not be unreasonably withheld. Except for the foregoing, Tenant shall not place or permit on the exterior or roof of the Building, or at any other location on the property comprising the Premises, any sign, advertisement, illumination, projection, or similar thing (a "Sign"), unless (x) Landlord has given its prior written consent thereto, which shall not be unreasonably withheld, and
(y) such Sign complies with applicable Law.

         36.     OPTION TO EXTEND.

                 A. Tenant shall have two (2) options to extend the Lease Term, for a period of three (3) years each (each, an "Option Term", collectively, the "Option Terms"). Notwithstanding any contrary provision of paragraph 31 hereof, the option may be exercised only by written notice delivered to Landlord by United States Certified Mail (return receipt requested) not later than nine (9) months prior to the expiration of the then existing Lease Term. Tenant may not exercise either option at any time that there exists a default of which Landlord has provided Tenant written notice and which has not been cured by Tenant. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during each Option Term, except that the Basic Rent payable during each Option Term shall be adjusted in accordance with subparagraph 36.B.

                 B. The Basic Rent payable during each Option Term shall be the "Fair Market Rent for the Premises" (as defined in subparagraph 36.C, below) as of the first day of the Option Term in question. Promptly following exercise of each option, the parties shall meet and endeavor to agree upon the Fair Market Rent for the Premises. If within fifteen (15) days after exercise of each such option, the parties cannot agree upon the Fair Market Rent for the Premises as of the first day of the Option Term in question, the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than eight (8) months before the expiration of the Lease Term. Within thirty (30) days after exercise of the option in question (but not sooner than eight (8) months before the expiration of the Lease Term), the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless such person has at least five (5) years experience in appraising major commercial property in Santa Clara County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment the two appraisers reach agreement on the Fair Market Rent for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the Fair Market Rent for the Premises as of the first day of the Option Term in question within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rent of the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the Fair Market Rent for the Premises as of the first day of the Option Term in question, then the three appraisers shall each simultaneously submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rent of the Premises as of the first day of the Option Term in question and shall be binding and conclusive upon the parties.
 Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

                 C. For purposes of this paragraph, the term "Fair Market Rent for the Premises" shall mean the fair market rental value of the Premises and any adjustment or adjustments to such rental at such time(s) and in such amount or using such formula as is prevailing at the time of the commencement of the Option Term, based upon comparable buildings located within a five (5) mile radius of the Premises, taking into account the uses permitted by this Lease and the value of all improvements in the Premises for a tenant proposing to sign a lease for a similar term.

         37.     [Intentionally Omitted.]

         38.     MISCELLANEOUS.

                 A. This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation of warranty as to any matter except as to those expressly set forth herein. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. This Lease may nor be modified or amended except by agreement in writing signed by the party against whom, or against whose successors and assigns, enforcement of the change is sought.

                 B. Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, despite a commercially reasonable and good faith search therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other Acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

                 C. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger as to any existing subtenancies and shall, at the option of Landlord, terminate any and all such existing subtenancies or, at Landlord's option, operate as an assignment to it of any and all such subtenancies.

                 D. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one tenant, the obligations hereunder imposed upon the Tenant shall be joint and several.

                 E. Time is of the essence of this Lease and each and all of its provisions.

                 F. This Lease shall be construed and enforced in accordance with the laws of the State in which the Premises are situated.
The parties each acknowledge that they have been represented by experienced legal counsel throughout the course of negotiations leading to the signing of this Lease, and it is agreed that the provisions of this Lease shall be construed according to their common meaning and not in favor of either party.

                 G. Any amount due from either party to the other party if not paid when first due, shall bear interest at the Default Interest Rate from the date due until paid.

                 H. If any covenant, agreement, or condition of this Lease or the application thereof to any person, firm, corporation, or circumstance is or becomes to any extent invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement, or condition to persons, firms, corporations, or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such clause or provision as is possible and as may be legal, valid, and enforceable.

                 I. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise.

                 J. The parties agree that the covenants and agreements herein contained shall bind and inure to the benefit of Landlord and its successors and assigns, and shall bind and inure to the benefit of Tenant and its successors and assigns, subject to the provisions of paragraph 23, and provided that any consent required to any assignment hereof shall be had and obtained as specified in this Lease.

                 K. Except where otherwise expressly provided herein, wherever the Lease requires a party to give an approval, consent, designation, selection, determination or judgment, such approval, consent, designation, selection, determination or judgment shall not be unreasonably withheld or delayed.

                 Exhibits A, A-1, A-2, B, C, D, E and F are attached hereto and become part of this Lease.

                 IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                                  TENANT:
- ---------                                  -------

THE EQUITABLE LIFE                         PHOENIX TECHNOLOGIES LTD.,
ASSURANCE SOCIETY                          a Delaware corporation
OF THE UNITED STATES,
a New York corporation

By: /s/ James Piane                        By: /s/ Robert J. Riopel
   -----------------------------------        ---------------------------------
Printed                                    Printed
Name: James Piane                          Name: Robert J. Riopel
     ---------------------------------          -------------------------------
Title: Investment Officer                  Title: VP Finance
      --------------------------------           ------------------------------
Date: 7-17-96                              Date: July 15, 1996
     ---------------------------------          -------------------------------

                                 EXHIBIT "A"

                               MAP OF PARCEL E

                                EXHIBIT "A-1"

                         LEGAL DESCRIPTION OF PROJECT

                                 EXHIBIT "A-2"

                        DIAGRAM OF REDUCED PREMISES AREA

                                 EXHIBIT "B"

                                  SITE PLAN

                            EXHIBIT "C"

                       IMPROVEMENT AGREEMENT

     This Agreement ("Agreement") is made part of that Lease dated May 15, 1996 (the "Lease") by and between the Equitable Life Assurance Society of the United States ("Landlord"), and Phoenix Technologies Ltd., a Delaware corporation ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:

     1. PURPOSE OF AGREEMENT: The purpose of this Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of the Tenant Improvements (defined below) within the Premises prior to the Commencement Date.

     2. DEFINITIONS: As used in this Agreement, the following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in this Agreement, shall have the meanings ascribed to them by the Lease:

          A. TENANT IMPROVEMENTS: The term "Tenant Improvements" shall mean all improvements to be constructed by Landlord in accordance with this Agreement.

          B. IMPROVEMENT COSTS: The term "Improvement Costs" shall mean the following: (i) the total amount due pursuant to the general construction contract entered into by Landlord to construct the Tenant Improvements and any other amounts authorized by Tenant in connection therewith and pursuant to the terms hereof; (ii) the cost of all governmental approvals required as a condition to the construction of the Tenant Improvements (including all construction taxes imposed by the city and/or county where the Premises are located) in connection with the issuance of a building permit for the Tenant Improvements; (iii) all utility connection or use fees; (iv) fees of architects, consultants or engineers for services rendered in connection with the design and construction of the Tenant Improvements; (v) the cost of payment and performance bonds obtained by Landlord or the general contractor to assure completion of the Tenant Improvements as may be reasonably required by Landlord; (vi) a management fee equal to three percent (3%) of the Improvement Costs for Landlord's supervision of the construction of the Tenant Improvements; (vii) costs for installing a building security and cardlock system; and (viii) costs for installing computer network and telephone cabling. Each of the categories of costs referenced in subparagraphs (iv), (vii) and (viii) inclusive will be costs reasonably incurred by Tenant and subject to reimbursement by Landlord, which reimbursement will be made within no more than fifteen (15) days after presentation by Tenant of invoices or other reasonably satisfactory evidence of the cost of the item in question.

          C. SUBSTANTIAL COMPLETION AND SUBSTANTIALLY COMPLETE: The terms "Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Tenant Improvements in question: (i) the construction of the Tenant Improvements in question has been substantially completed in accordance with the requirements of this Lease except for punchlist items which do not materially interfere with Tenant's use of the Premises;

(ii) the architect responsible for preparing the plans shall have executed a certificate or statement representing that the Tenant Improvements in question have been substantially completed in accordance with the plans and specifications therefor; and (iii) Landlord shall have obtained all approvals from governmental entities which must be obtained before Tenant may legally occupy the Premises. All documents required to be obtained by Landlord pursuant to this subparagraph 2.C shall be delivered to Tenant on or before the Commencement Date; provided however, that Landlord's failure to do so shall not delay the Commencement Date unless such failure is on account of Landlord's failure to obtain such documents.

     3. SCHEDULE OF PERFORMANCE: Set forth in this paragraph is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations regarding the construction of the Tenant Improvements (the "Schedule of Performance"). Landlord and Tenant shall each be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Improvement Agreement. The Schedule of Performance is as follows:

    Action                                                                        Responsible
    Items                                 Due Date                                Party
    --------------                        --------------                          --------
A.  Delivery to Landlord of Preliminary   August 13, 1996                         Tenant
    Improvement Plans

B.  Approval by Landlord of Preliminary   Three (3) business days after           Landlord
    Plans                                 Landlord receives Preliminary Plans

C.  Delivery to Landlord of Final Plans   September 3, 1996                       Tenant

D.  Approval by Landlord of Final Plans   Within three (3) business days after    Landlord
                                          Landlord receives Final Plans

E.  Application for Building Permit       Within three (3) business days after    Landlord
                                          Landlord approves Final Plans

F.  Commencement of Construction of       Within three (3) business days after    Landlord
    Tenant Improvements                   issuance of necessary governmental
                                          approvals or within three (3)
                                          business days after the existing
                                          tenant in the Premises, Viking
                                          Freight Systems, vacates the
                                          Premises, whichever is later.

    Action                                                                        Responsible
    Items                                 Due Date                                Party
    --------------                        --------------                          --------
G.  Tenant's Right of Entry Date          Five (5) business days prior to the
                                          estimated date of Substantial
                                          Completion of the Tenant Improvements

H.  Substantial Completion of Tenant      Within sixty (60) days after            Landlord
    Improvements                          commencement of construction.

     4. CONSTRUCTION OF IMPROVEMENTS: Landlord shall construct the Tenant Improvements in accordance with the following:

          A. DEVELOPMENT AND APPROVAL OF PRELIMINARY PLANS: Tenant has selected Workspace Management Service as its space planner and DES as its architect (collectively, "Tenant's Architect") to design the Tenant Improvements. On or before the due date specified in the Schedule of Performance, Tenant shall prepare and deliver to Landlord for its review and approval preliminary plans for the Tenant Improvements (the "Preliminary Plans"). On or before the due date specified in the Schedule of Performance, Landlord shall either approve such plans or notify Tenant in writing of its specific objections to the Preliminary Plans. If Landlord so objects, Tenant shall revise the Preliminary Plans to address such objections and shall resubmit such revised Preliminary Plans as soon as reasonably practicable to Landlord for its approval. When such revised Preliminary Plans are resubmitted to Landlord, it shall either approve such plans or notify Tenant of any further objections in writing within five (5) business days after receipt thereof. If Landlord has further objections to the revised Preliminary Plans, the parties shall meet and confer to develop Preliminary Plans that are acceptable to both Landlord and Tenant within five (5) business days after Landlord has notified Tenant of its second set of objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's Architect or consultant, who shall apply the standards set forth in this Improvement Agreement to resolve Landlord's objections and incorporate such resolution into the Preliminary Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

          B.   DEVELOPMENT AND APPROVAL OF FINAL PLANS:   Tenant shall cause
Tenant's Architect to develop final working drawings for the Tenant Improvements. Tenant shall submit final working drawings to Landlord for its approval by the due date specified in the Schedule of Performance. Landlord shall approve the final plans for the Tenant Improvements or notify Tenant in writing of its specific objections by the due date specified in the Schedule of Performance. If Landlord so objects, the parties shall confer and reach agreement upon final working drawings for the Tenant Improvements within five
(5) business days after Landlord has notified Tenant of its objections. In the event Tenant and Landlord do not resolve all of Landlord's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's Architect, who shall apply the standards set forth in this Agreement to resolve Landlord's objections and incorporate such resolution into the Final Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Landlord's objections approved by Landlord's architect and Tenant's Architect) are referred to herein as the "Final Plans".

          C. BUILDING PERMIT: As soon as the Final Plans have been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Tenant Improvements, and shall diligently prosecute to completion such approval process.

          D. CONSTRUCTION CONTRACT: Landlord and Tenant shall cooperate to cause the Tenant Improvements to be constructed by a general contractor who is engaged by Landlord in accordance with subparagraph 4.D(1).

               (1) The job of constructing the Tenant Improvements shall be offered for competitive bid, on a fixed price basis, to at least three (3) but no more than five (5) general contractors selected by Landlord and approved by Tenant. The construction contract shall be awarded to the bidder submitting the lowest bid for the job. Landlord shall submit to Tenant a list of general contractors acceptable to Landlord to whom the job may be bid, and Tenant shall notify Landlord within three (3) business days after receipt of such list of its objection to any proposed contractor. Tenant's failure to object within such period of time shall be deemed to be its approval of all bidders on the list so submitted by Landlord. If the lowest bid resulting from such competitive bidding process indicates that the Improvement Costs will exceed Six Hundred Ninety-Two Thousand Eight Hundred Sixteen Dollars ($692,816), Landlord shall promptly notify Tenant, in writing, to that effect, and Tenant shall have the right to propose modifications to the Final Plans within five (5) business days after Tenant's receipt of Landlord's notice, subject to Landlord's approval of such changes, for the purpose of reducing the Improvement Costs. Such revision of the Final Plans shall be completed as expeditiously as possible; provided, however, that (i) the job shall nonetheless be awarded to the low bidder whose price shall be adjusted based upon the changes requested by Tenant and approved by Landlord made to the Final Plans; and (ii) if Tenant should choose to exercise its right to modify the Final Plans for the purpose of reducing the Improvement Costs, any delay resulting from the failure by Tenant to timely exercise its right to do so shall be a delay caused by Tenant for purposes of paragraph 7 hereof.

               (2) Landlord and Tenant shall use their reasonable efforts to approve the subcontractors so that the construction contract may be executed as soon as possible. After the general construction contract is awarded, Landlord shall use reasonable efforts to enforce it in accordance with its terms as approved by Tenant.

          E. COMMENCEMENT OF IMPROVEMENTS: On or before the due date specified in the Schedule of Performance, Landlord shall commence construction of the Tenant Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Tenant Improvements by the due date specified in the Schedule of Performance.

     5. PAYMENT OF IMPROVEMENT COSTS: Landlord and Tenant shall have the following obligations with respect to the payment of Improvement Costs:

          A. Landlord shall be obligated to pay an amount equal to Four Hundred Thirty-Three Thousand Ten Dollars ($433,010) for the payment of Improvement Costs (the "Allowance").

          B. In the event that the Improvement Costs exceed the Allowance, then Landlord shall increase the Allowance by no more than Two Hundred Fifty-Nine Thousand Eight Hundred Six Dollars ($259,806) (the "Additional Allowance") up to a maximum of Six Hundred Ninety-Two Thousand Eight Hundred Sixteen Dollars ($692,816) and Tenant shall pay as additional rent each month during the Lease Term (but not during any Option Term) commencing on the Commencement Date an amount equal to $.01765 per square foot per month (based on an area within the Premises of 86,602 square feet) for every dollar per square foot spent by Landlord in excess of the Allowance. By way of example only, if Landlord is required to increase the Allowance by the maximum amount of Two Hundred Fifty-Nine Thousand Eight Hundred Six Dollars ($259,806) then Tenant shall pay, in addition to the Basic Rent set forth in paragraph 5 of the Lease, an additional amount equal to Four Thousand Five Hundred Eighty-Five Dollars and Fifty-Eight Cents ($4,585.58) per month for each month during the term of the Lease.

          C. If the total of Improvement Costs exceeds the amount of the Allowance and the Additional Allowance, Tenant shall be obligated to pay the entire amount of such excess. If Tenant becomes obligated to contribute toward paying Improvement Costs pursuant to this subparagraph 5.C, then Landlord shall estimate the amount of such excess prior to commencing construction of the Tenant Improvements and Tenant shall pay to Landlord upon demand the amount of such excess in cash prior to the commencement of construction. Any delay by Tenant in making such payment shall be deemed to be delays caused by Tenant for the purposes of paragraph 7 hereof. At the time the final accounting is rendered by Landlord pursuant to subparagraph 5.D hereof, there shall be an adjustment between Landlord and Tenant such that each shall only be required to contribute to the payment of Improvement Costs in accordance with the obligations set forth in this subparagraph 5.C, which adjustment shall be made within five (5) days after Landlord notifies Tenant of the required adjustment. If Tenant is required to make a payment to Landlord, Tenant shall make such payment even if Tenant elects to audit the statement submitted by Landlord pursuant to subparagraph 5.E. In the event Tenant's audit discloses that an overpayment or underpayment was made by Tenant, there shall be an adjustment between Landlord and Tenant as soon as reasonably practicable such that each shall only be required to contribute to the payment of costs in accordance with the obligations set forth in this paragraph 5.

          D. If Tenant fails to pay any amount when due pursuant to this paragraph 5, then (i) Landlord may (but without the obligation to do so) advance such funds on Tenant's behalf, and Tenant shall be obligated to reimburse Landlord for the amount of funds so advanced on its behalf, and
(ii) such failure shall be deemed to be a default under the Lease and Tenant shall be liable for the payment of a late charge and interest in the same manner as if Tenant had failed to pay Basic Rent when due as described in paragraphs 5 and 38 of the Lease, respectively. Any amounts paid to Landlord by Tenant pursuant to this subparagraph shall be held by Landlord as Tenant's agent, for disbursal to the general contractor in payment for work costing in excess of Landlord's required contribution.

          E. When the Tenant Improvements are Substantially Completed, Landlord shall submit to Tenant a final and detailed accounting of all Improvement Costs paid by Landlord, certified as true and correct by Landlord's financial officers. Tenant shall have the right to audit the books, records, and supporting documents of Landlord to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Landlord at least two (2) business days' prior written notice. Any such audit must be conducted, if at all, within ninety (90) days after Landlord delivers such accounting to Tenant.

     6. CHANGES TO APPROVED PLANS: Once the Final Plans have been approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Tenant Improvements without the prior written consent of the other. Landlord and Tenant shall be required to approve change orders necessary to address errors and omissions of the architect or any other design professionals, changes required to comply with Laws, and changes required because of unanticipated conditions encountered in the field. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Final Plans once approved in writing by both parties. If a change order requested by Tenant results in a net increase in the cost of constructing the Tenant Improvements, Tenant shall pay the amount of such increase caused by the change order requested by Tenant at the time the change order is approved by both Landlord and Tenant if and to the extent such change order causes the Improvement Costs to exceed the Allowance and the Additional Allowance. If a change order results in an increase in the amount of construction time needed by Landlord to complete the Tenant Improvements, paragraph 7 hereof shall apply.

     7. DELAY IN COMPLETION CAUSED BY TENANT: The parties hereto acknowledge that the Commencement Date may be delayed because of (i) Tenant's failure to submit necessary information to Landlord when required, (ii) Tenant's failure to promptly review and approve the plans for the Tenant Improvements in accordance with paragraph 4.B herein, (iii) any act by Tenant which interferes with or delays the completion of the plans for the Tenant Improvements or Landlord's construction work (including labor disputes or work stoppages resulting from Tenant's use of non-union labor in connection with its occupancy of any part of the Premises pursuant to paragraph 10 hereof), (iv) change orders requested by tenant and approved by Landlord, or
(v) special materials or equipment ordered or specified by tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability (collectively, "Tenant Delays"). It is the intent of the parties hereto that the commencement of Tenant's obligation to pay Basic Rent and Additional Rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is so delayed, Tenant's obligation to pay the Basic Rent and Additional Rent shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that as soon as reasonably practicable after learning of the occurrence of the cause of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

     8. DELIVERY OF POSSESSION, PUNCH LIST, AND ACCEPTANCE AGREEMENT: As soon as the Tenant Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Tenant Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Tenant Improvements. After such inspection has been completed, each party shall sign an acceptance agreement in the form attached to the Lease as EXHIBIT "D", which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord, and (ii) shall state the Commencement Date. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Tenant's acceptance of the Premises pursuant to this paragraph 8 shall not be deemed a waiver of Tenant's right to require Landlord to repair any latent defects existing on the Premises pursuant to paragraph 9 of this Agreement. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items as soon as practicable, provided that Landlord shall commence to cause such "punch list" items to be completed or repaired on or before fifteen (15) days after the day that the parties execute the Acceptance Agreement. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of Landlord's work of improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items so noted; provided, however, that any entry by Tenant pursuant to paragraph 10 hereof shall not be deemed to be taking of possession for purposes of this sentence. Notwithstanding anything contained herein, Tenant's obligation to pay Basic Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

     9. STANDARD OF CONSTRUCTION AND WARRANTY: Landlord hereby warrants that the Tenant Improvements shall be constructed substantially in accordance with the Final Plans (as modified by change orders approved by Landlord and Tenant), in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final plans and shall be new and otherwise of good quality. The foregoing warranty shall be subject to, and limited by, the following:

          A. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

          B. Landlord's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant for any losses or liabilities incurred by Tenant as a result of such defect or resulting from any loss of business by Tenant or other consequential damages.

          C. Notwithstanding anything contained herein, Landlord shall not be liable for any defect in construction or equipment furnished which is discovered or of which Landlord receives written notice from Tenant after the first (1st) anniversary of the recordation of a notice of completion for the work of improvement affected by the defect.

          D. With respect to defects for which Landlord is not responsible pursuant to subparagraph 9.C, Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord that may be necessary to enforce liability with regard to any defect for which Landlord is not responsible pursuant to this paragraph so long as Tenant pays all costs reasonably incurred by Landlord in so acting. Additionally, during the period of time during which Landlord is soliciting bids from general contractors, Tenant shall have the right to request that Landlord provide to Tenant a list of the general contractor bids that Landlord is considering and the warranties that each such contractor is willing to make. Tenant shall have the right to submit to Landlord written comments on and suggested changes to such warranties which comments and changes Landlord shall consider.

          E. Landlord makes no other express or implied representations or warranties with respect to the construction or operation of the Tenant Improvements except as set forth in this paragraph. Landlord makes no express or implied representations or warranties with respect to the design of the Tenant Improvements or whether such design complies with applicable law since Tenant has engaged its own architect to design the Final Plans. Landlord's consent to the Final Plans shall in no way be construed as an acknowledgment or representation by Landlord that the Final Plans are designed in accordance with applicable law or suitable for their intended purposes.

     10. TENANT'S RIGHT TO INSTALL TRADE FIXTURES: When the construction of the Tenant Improvements has proceeded to the point where Tenant's work of installing its fixtures and equipment in the Premises can be commenced in accordance with good construction practices, Landlord also shall notify Tenant to that effect and shall permit Tenant, and its authorized representatives and contractors, to have access to the Premises for the purpose of installing Tenant's trade fixtures and equipment. Any such installation work by Tenant, or its authorized representatives and contractors, shall be undertaken at their sole risk, free from rent, and upon the following conditions:

          A. If the entry into the Premises by Tenant, or its representatives or contractors, interferes with or delays Landlord's construction work, after twenty-four (24) hours notice of such fact to Tenant (i) Tenant shall cause the party responsible for such interference or delay to leave the Premises, or (ii) Tenant shall cause to be taken such steps as may be reasonably necessary in the opinion of the general contractor to alleviate such interference or delay;

          B. Any contractor used by Tenant in connection with such entry and installation shall be subject to Landlord's approval, which approval shall not be unreasonably withheld;

          C. If Tenant's entry or installation causes any strike or other labor dispute which materially and adversely affects construction of the Premises, upon Landlord's demand Tenant shall withdraw its contractors and representatives from the Premises or take such other steps as Landlord shall deem appropriate to remedy the situation; and

          D. Tenant's access to the Premises shall be subject to all of the terms and conditions of the Lease except for the obligation to pay Basic Rent and additional rent.

     11. TENANT'S REPRESENTATIVE; LANDLORD'S REPRESENTATIVE: Tenant hereby appoints Sloan Wood ("Tenant's Representative") as its sole representative for the purposes of administering this Agreement. Landlord hereby appoints Paul Radich ("Landlord's Representative") as its sole representative for the purposes of administering this Agreement. Until replaced by written notice to the other party, Tenant's Representative and Landlord's Representative shall have the full authority and responsibility to act on behalf of its Tenant and Landlord, respectively, as required in this Agreement.

     12. APPROVALS: Except where otherwise expressly provided herein, wherever this Agreement requires a party to give an approval, consent, designation, selection, determination or judgment, such approval, consent, designation, selection, determination or judgment shall not be unreasonably withheld or delayed.

     13. CONDITION TO LANDLORD'S PERFORMANCE: Landlord's obligations under the Lease are subject to the satisfaction or waiver of the condition that Landlord be able to obtain all building permits and other governmental approvals required in order to commence construction of the Tenant Improvements. If such condition is not satisfied or waived, Landlord and Tenant shall have the option of terminating the Lease; provided, however, that Landlord shall have the option to extend the time period for the satisfaction of such condition for a period of up to sixty (60) days following the date on which Landlord is first notified that such permits and approvals have been denied to enable Landlord to continue its efforts to cause such condition to be satisfied. If Landlord exercises such option to extend, Tenant's election to terminate the Lease shall be automatically void and of no force or effect. If Landlord exercises such option to extend and is unable to obtain all building permits and other governmental approvals required in order to commence construction of the Tenant Improvements on or before the expiration of such sixty (60) - day period, then Tenant shall have the additional option to terminate this Lease. If any such option to extend the time for satisfaction of this condition is exercised, (i) Landlord shall continue to use reasonable efforts to cause the condition to be satisfied;
(ii) all other time periods contained in the

Schedule of Performance which are impacted by such extension shall be appropriately adjusted; and (iii) such extension shall not constitute a delay caused by Tenant pursuant to paragraph 7 hereof, nor shall Landlord in any way be penalized for exercising such option to obtain additional time to cause the condition to be satisfied. If Landlord or Tenant becomes entitled to and elects to so terminate the Lease, the Lease shall terminate on the date notice is so given to the other party. Landlord shall be under an obligation of good faith to use all reasonable efforts to cause the condition to be satisfied.

     14. EFFECT OF AGREEMENT: In the event of any inconsistency between this Agreement and the Lease, the terms of this Agreement shall prevail.

LANDLORD:                                TENANT:

THE EQUITABLE LIFE                       PHOENIX TECHNOLOGIES LTD.,
ASSURANCE SOCIETY                        a Delaware corporation
OF THE UNITED STATES,
a New York corporation

By:_______________________________       By:_______________________________

Printed                                  Printed
Name:_____________________________       Name:_____________________________

Title:____________________________       Title:____________________________

Date:_____________________________       Date:_____________________________

                                  EXHIBIT "D"

                               ACCEPTANCE AGREEMENT


         THIS ACCEPTANCE AGREEMENT, is made as of _____________, 199__, by and between the parties hereto with regard to that Lease dated May 15, 1996, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord"), and PHOENIX TECHNOLOGIES LTD., a Delaware corporation ("Tenant"), affecting those premises commonly known as 411 East Plumeria Drive, San Jose, California. The parties hereto agree as follows:

         1. All Tenant Improvements required to be constructed pursuant to the Improvement Agreement have been completed in accordance with the terms of the Lease, subject to the completion of punchlist items identified on EXHIBIT "A" attached hereto.

         2. Possession of the Premises has been delivered to Tenant and Tenant has accepted and taken possession of the Premises.

         3. The Commencement Date of the Lease Term is ___________, 199__, and the Lease Term shall expire on ____________, 200__, unless sooner terminated according to the terms of the Lease.

         4. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

LANDLORD:                                  TENANT:
- ---------                                  -------

THE EQUITABLE LIFE                         PHOENIX TECHNOLOGIES LTD.,
ASSURANCE SOCIETY                          a Delaware corporation
OF THE UNITED STATES,
a New York corporation

By:_________________________________       By:_______________________________

Printed                                    Printed
Name:_______________________________       Name:_____________________________

Title:______________________________       Title:____________________________

Date:_______________________________       Date:_____________________________

                                 EXHIBIT "E"


                        HAZARDOUS MATERIALS QUESTIONNAIRE


                                     411 East Plumeria Drive
         Address of Site:  San Jose, CA  (the "Subject Property")
                          -----------------------------------------

         Proposed Use of Site:
                               ------------------------------------

GENERAL INSTRUCTIONS: Please provide information as it relates to your past uses and proposed use of Hazardous Materials at the Subject Property. If there is insufficient space, please attach a separate page as needed. We appreciate your assistance.

         List the person who completed this questionnaire and will be available for questions concerning this questionnaire.

         Name: _____________________________

         Position: _________________________

         Company Name: PHOENIX TECHNOLOGIES LTD., a Delaware corporation
                       -------------------------------------------------
         Address: ___________________________

         Telephone #: _______________________

         Date: ______________________________

- -------------------------------------------------------------------
1.       GENERAL DESCRIPTION OF OPERATIONS:

         1.1 Please describe on Schedule 1 (attached) the general nature of the business and specific activities that will be conducted at the Subject Property.

         1.2 Please identify the person responsible for environmental compliance and the length of time the person has held the position.


2.       HAZARDOUS MATERIALS PRODUCTION AND USAGE:

         2.1 Will your company use, store or manufacture Hazardous Materials at the Subject Property? Hazardous Materials means any substance or any material containing such a substance that could be considered toxic or hazardous under federal or state law including solvents, petroleum, pesticides, paints, asbestos containing materials, lead based batteries, radioactive materials and PCB containing transformers.

                 Yes  __________ No ___________

         2.2     If the answer to 2.1 was yes, please list on attached
                 Schedule 1 all Hazardous Materials that will be used, stored or manufactured at the Subject Property and the quantities of each.

3.       HAZARDOUS MATERIALS STORAGE:

         3.1     Will Hazardous Materials be stored at the Subject Property?

                 Yes  __________ No ___________

         3.2 If the answer to 3.1 was yes, please indicate the proposed location of each storage area within the Subject Property by attaching a floor plan.

         3.3 Please identify the proposed locations within the Subject Property of any storage lockers, underground tanks, sumps, storage cabinets, etc.

4.       WASTES AND EMISSIONS:

         4.1 Has the company at any previous location ever discharged waste to any body of water or stream or to any sanitation system or otherwise been required to obtain a NPDES Permit or any other permit or approval from a Governmental Agency concerning waste water discharges?

                 Yes  __________ No ___________

         4.2 Has the company at any previous location ever emitted any air contaminant (including, but not limited to, reactive hydrocarbons, sulfur oxides, carbon monoxide, nitrogen oxides, lead, particulate matter, beryllium, mercury, asbestos, vinyl chloride, benzene, and radionuclides) or have you ever been required to obtain an air emissions permit or other permit or approval from a

                 Governmental Agency concerning air emissions in order to conduct its business?

                 Yes  __________ No ___________

         4.3 Has the company in the past transported waste off-site for disposal?

                 Yes  __________ No ___________

                 If the answer is yes, please describe the circumstances of the disposal and the site to which the waste was taken. Please also indicate whether a permit was required in order to dispose of the waste or if further remediation was necessary before the waste was disposed of.

         4.4 Has the company in the past transported waste off-site for recycling?

                 Yes  __________ No ___________

         4.5 Does the company currently possess any permits or approvals from a Governmental Agency with respect to its Hazardous Materials activities?

                 Yes  __________ No ___________

                 If the answer is yes, please indicate the permits you currently possess.

         4.6 Does the company require any permit or approval not presently in full force and effect from any Governmental Agency in order to conduct its Hazardous Materials activities?

                 Yes  __________ No ___________

5.       REPORTING REQUIREMENTS:

         5.1 Has the company received notice that any of its operations or facilities are subject to the Air Toxics Hot Spot Act or any other law?

                 Yes  __________ No ___________

         5.2 Has any of the company's previous operations fallen within the reporting requirements for emissions, discharges or inventory pursuant to Title III of SARA or any other law?

                 Yes  __________ No ___________

         5.3 Has the company filed a Hazardous Materials Management Plan? If so, please attach a copy of the plan to this questionnaire.

                 Yes  __________ No ___________

         5.4 Has the company ever notified employees of the presence of Hazardous Materials at the work place? If so, please attach a copy of the notice.

                 Yes  __________ No ___________

The above information is accurate and current as of the below referenced date.

                 Company Name:    PHOENIX TECHNOLOGIES LTD.


                                   By:    _____________________________________
                                          (Signature)

                                          _____________________________________
                                          (Type/Print Name)

                                          _____________________________________
                                          (Title)

                                   Date:  ______________________________________

                                   SCHEDULE 1


                             DESCRIPTION OF ACTIVITIES


                 Facility:        Phoenix Technologies Ltd.
                                  411 East Plumeria Drive
                 Address:         San Jose, CA



1.       GENERAL DESCRIPTION OF OPERATIONS:

         A.      THE ACTIVITIES THAT WILL BE CONDUCTED AT THE SUBJECT PROPERTY
                 WILL BE:




         B. THE PRODUCTS THAT WILL BE PRODUCED OR ASSEMBLED AT THE SUBJECT PROPERTY ARE:

                                                    BRIEFLY DESCRIBE ASSEMBLY OR
                     PRODUCT DESCRIPTION      MANUFACTURING PROCESS
- --------------------------------------------------------------------------









2. HAZARDOUS MATERIALS THAT WILL BE USED, STORED OR MANUFACTURED AT THE SUBJECT PROPERTY ARE:






3. FLOOR PLAN OF THE SUBJECT PROPERTY AND PROPOSED HAZARDOUS MATERIALS STORAGE AREAS:

4.       WASTE STREAMS:

         AIR EMISSIONS:  SOURCE(S)     VOLUME EMITTED      CONTROL DEVICES
         --------------  ---------     --------------      ---------------



         WATER DISCHARGE:  SOURCE(S)    CONSTITUENTS PRETREATMENT
         ----------------  ---------    -------------------------


         SOLID WASTE:  SOURCE(S)        CONSTITUENTS DISPOSAL METHOD
         ------------  ---------        ----------------------------

                                 EXHIBIT "F"

                         PARCEL E ENVIRONMENTAL REPORTS


Environmental Site Assessment
Montague Park Development
441 Plumeria Drive
San Jose, California

Prepared for:    Equitable Real Estate Management, Inc.

Prepared by:     Hygienetics, Inc.

Dated:           December 20, 1991


                                     -3-